UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:

☒ Preliminary Information Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
☐ Definitive Information Statement

THWAPR, INC.

(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☐		No fee required.

☐		Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐		Fee paid previously with preliminary materials.

☐		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No:
	3)	Filing Party:
	4)	Date Filed:

1

THWAPR, INC.

410 South Rampart Boulevard

Suite 390

Las Vegas, Nevada 89145

(702) 726-6820

INFORMATION STATEMENT

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT

OF MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

This Information Statement is first being mailed on or about July  __, 2012 to the holders of record of the common stock, par value $0.0003 per shares and the holders of record of Series A preferred stock, par value $0.0001 per share of Thwapr, Inc., a Nevada corporation (“THWI,” the “Company,” “we” or “us”) as of the close of business on June 19, 2012 (the “Record Date”). Our board of directors approved, via written consent, the following actions, which the holders of a majority of our outstanding voting shares (including the holder of 34.2 million of the 47.1 million outstanding shares of our Series A voting convertible preferred stock) also approved, via written consent: (the “Written Consent”):

1)	to amend our Articles of Incorporation to increase the number of authorized shares of our common stock from 300,000,000 shares to 500,000,000 shares (the “Amendment to Increase Authorized Capital”); and,

2)	to amend our Articles of Incorporation to authorize our Board of Directors to designate the voting power of preferred stock (the “Amendment to Change Board’s Authorization,” together with the Amendment of Increased Authorized Capital, are collectively referred to herein as the “Amendments,” the form of which is attached hereto as Appendix A, or the “Actions”).

The accompanying information statement, which describes the Amendments in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Under the Nevada law and our Articles of Incorporation and By-Laws, stockholder actions may be taken by written consent in lieu of a special meeting. Accordingly, the above-described actions by our Board of Directors and written consent of our majority stockholder are sufficient under the  Nevada law, our Articles of Incorporation and our By-Laws. Accordingly, your consent is not required, and is not being solicited in connection with the approval of the Amendments.

Our Board of Directors has fixed the close of business on June 19, 2012 (the “Record Date”) as the record date for the determination of stockholders entitled to notice of the action by written consent.  Pursuant to Rule 14c-2 under the Exchange Act, the Amendments will not be implemented until at least twenty (20) calendar days after the mailing of this information statement to our stockholders.  We intend for the definitive information statement to be mailed on or about July 3, 2012 to stockholders of record as of June 19, 2012; however, as this filing is subject to comments from the Securities and Exchange Commission, the mail date may be postponed until any such comments are resolved.

No action is required by you to effectuate this action. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING VOTING SHARES OF COMMON STOCK HAVE VOTED TO EFFECTUATE THE AMENDMENTS.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN

FOR THE BOARD OF DIRECTORS

/s/ Ron Singh
Ron Singh President and Chief Executive Officer and Dated: June 19, 2012

2

THWAPR, INC.

CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN

CONSENTS OF STOCKHOLDERS

Thwapr, Inc. (“THWI,” “the Company,” “we” or “us”) is furnishing this information statement to you to provide a description of actions taken by our Board of Directors and by the holders of a majority of our outstanding shares of common stock in accordance with the relevant Nevada law.

This information statement is being mailed on or about July [__], 2012 to stockholders of record on June 19, 2012 (the “Record Date”). The information statement is being delivered only to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

GENERAL INFORMATION

Our Board is mailing or otherwise furnishing this Information Statement to our stockholders to notify them of the actions that the holder of a majority of our outstanding voting stock have approved by written consent in lieu of a special meeting.

Our Board has determined that the close of business on June 19, 2012 was the record date (“Record Date”) for the stockholders entitled to this notice and Information Statement.

No Appraisal Rights

Under the Nevada Corporate Code dissenting stockholders will not have rights to appraisal in connection with the action discussed in this Information Statement.

Proxies

No proxies are being solicited.

Information Statement Costs

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding Information Statement materials to the beneficial owners of our capital stock.

Householding of Information Statement

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of our information statement may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to Hunter, Taubman Weiss on behalf of Thwapr, Inc., 17 State Street, Suite 2000, New York, NY 10004.  Any stockholder who wants to receive separate copies of our Information Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholders bank, broker, or other nominee record holder, or the stockholder may contact us at the above address.

Stockholders Entitled to Vote

As of June 19, 2012, 285,942,152 shares of our common stock were issued and outstanding and 46,961,636 shares of our Series A preferred stock were issued and outstanding which vote, at this time, on a share for share basis with the Common Stock.

Each share of our common stock is entitled to one vote on all matters submitted to the holders of our common stock for their approval and the Series A Preferred Stock votes together with the Common Stock and not as a separate class (the holders of common stock and the holders of Series A preferred stock as of the Record Date sometimes are collectively referred herein as the“Stockholders”). The consent of the holders of a majority of the outstanding shares of our common stock and Series A preferred stock (the “Stockholder Approval”) was necessary to authorize the Actions; we obtained such consent for the Actions on June 5, 2012

3

ACTION I

AMENDMENT TO INCREASE

AUTHORIZED SHARES OF

COMMON STOCK TO 500,000,000 SHARES

Our authorized capital currently consists of 300,000,000 shares of common stock and 50,000,000 shares of preferred stock, $0.0001 par value, of which 47,061,636 are designated as Series A Preferred Stock.  As of June19, 2012, we had 285,942,152 shares of common stock issued and outstanding; 46,961,636 shares of Series A Preferred Stock issued and outstanding; and, 50,500,000 of the authorized shares are reserved for issuance pursuant to outstanding options, warrants or convertible securities.

As discussed in the Current Report on Form 8-K that we filed with the Securities and Exchange Commission on February 2, 2012, we have been experiencing a working capital shortage and need to raise additional capital to carry out our business plan. We have reduced management compensation and continue to attract and retain new customers, but thus far, these efforts are not sufficient to supply us with the capital we require to sustain our operations. Additionally, as stated, we are actively seeking additional debt or equity financing to sustain operations at our current levels. However, there can be no assurance that we will be able to obtain additional financing to continue operations at current levels or that if obtainable, such financing will be on terms that are advantageous to the Company and our stockholders. At this time we do not have any definitive agreements in place, but if and when we are able to conduct a financing or business transaction, having additional authorized capital available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of a shareholder vote or meeting.

Accordingly, the Board of Directors has determined that it is in the best interest of the Company to increase the number of authorized shares to ensure that the Company has the flexibility to pursue future opportunities, including public or private offerings of shares for cash, acquisitions of other companies, pursuit of financing opportunities, stock options and other employee incentives, and other valid corporate purposes.  None of the Company’s directors or executive officers has a personal or financial interest in increasing the number of authorized shares of common stock.

Although the increase in the authorized number of shares of common stock will not, in and of itself, have any immediate effect on the rights of our shareholders, any future issuance of additional shares of common stock could affect our shareholders in a number of respects, including by diluting the voting power of the current holders of our common stock and by diluting the earnings per share and book value per share of outstanding shares of our common stock at such time.  In addition, the issuance of additional shares of common stock could adversely affect the market price of our common stock.  Moreover, if we issue securities convertible into common stock, the holders of our common stock may suffer significant dilution.  Our Board of Directors  believes that it is in the best interest of the Company and our shareholders to  have additional shares of common stock authorized and available for issuance or  reservation on an as-needed basis without the delay or expense of seeking  shareholder approval (unless required by law). The Board of Directors believes that it is in the best interests the Company and its shareholders to have the flexibility to raise additional capital or to pursue acquisitions to support our business plan.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company’s shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, including instances where the independent shareholders of the Company favor a transaction paying an above-market premium for shares of the Company’s stock. Similarly, the issuance of additional shares to certain  persons allied with the Company’s management could have the effect of making it  more difficult to remove the Company’s current management by diluting the stock  ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

The amendment will effect a change in the number of authorized shares of our common stock. However, the amendment will not result in any change in our business, assets, liabilities or net worth (other than as a result of the costs incident to the amendment, which are immaterial). The rights and preferences of the outstanding shares of the common stock will remain the same. Our management, including all directors and officers, will remain the same after the amendment.

Upon the effective date of the amendment, the number of authorized shares of the Company’s common stock will increase from 300,000,000 shares to 500,000,000 shares.  Shareholders need not exchange their existing stock certificates.

4

On the Effective Date, the Board of Directors shall file an amendment to our Certificate of Incorporation with the Secretary of State of Nevada. The increase in our authorized capital will become effective on the date of filing. The full text of the amendment to the articles of incorporation is attached to this Information Statement as Appendix A.

ACTION II

AMENDMENT TO AUTHORIZE

THE BOARD OF DIRECTORS

TO DESIGNATE THE VOTING POWER

OF PREFERRED STOCK REGARDLESS OF

THE EQUIVALENT VOTING RATIO TO COMMON STOCK

The Company is authorized to issue up to 50,000,000 shares of preferred stock and the board of directors has the authority to fix and determine the designations, rights, qualification, preferences, limitations and terms of the preferred stock. In July 2010, the Board of Directors designated 47,061,636 shares of such stock as Series A Preferred Stock.   As of June 19, 2012, there were 46,961,636 shares of our Series A Preferred Stock outstanding, which are convertible into 6.5 shares of common stock per share, subject to adjustment.

On April 26, 2012, the board of directors, with the consent of the holders of approximately 72% of our then outstanding shares of Series A convertible preferred stock, amended and restated the certificate of designation of such Series A Preferred Stock (the “Designation”).  Based on the amended sections:

☐	1.	until July 18, 2015, none of the shares of Series A Preferred Stock or shares of common stock into which the Series A Preferred Stock may be converted, can be sold or otherwise transferred by the holder or any of such holder’s affiliates (other than to such affiliates or immediate family members or trusts established for the benefit of such family members);

☐	2.	each share of Series A Preferred Stock shall vote, together with our outstanding common stock, at any meeting of shareholders or on any other matter requiring shareholder consent, on the basis of one vote per share of Series A Preferred Stock; provided, that upon the filing of an amendment to the Articles of Incorporation of the Corporation permitting the board of directors to fix the number of votes to each outstanding share of Series A Preferred Stock shall be entitled to cast, each share of Series A Preferred Stock shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of each share of Series A preferred stock; and,

☐	3.	a majority of the outstanding shares of Series A preferred stock will be able to amend the Designation.

The board filed the necessary amendment with Nevada’s Secretary of State and the amended and restated Designation became effective on April 26, 2012. However, the voting rights of the Series A Preferred Stock will not be changed until we amend our Articles of Incorporation as contemplated hereby. None of the Company’s directors or executive officers has a personal or financial interest in amending the voting rights of the Series A Preferred Stock, or any class of preferred stock.

According to our current Articles of Incorporation, the board of directors is authorized, within any limitations prescribed by law and the Articles of Incorporation, to fix and determine the voting powers of preferred stock, if any, provided that if any of the preferred stock or series shall have voting rights, such preferred stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such preferred stock or series has such rights. Accordingly, the holders of Series A Preferred Stock are not receiving their full voting capacity. To enable the board of directors to fix the voting power of the Series A Preferred Stock, so that they can vote on an as converted basis, we must amend the Company’s Articles of Incorporation so that the voting rights of preferred stock is not limited as it currently is. Therefore, we obtained consent from a majority of the Company’s shareholders to amend its Articles of Incorporation to remove the limit on the potential voting power of our preferred, and in the instance of the Series A Preferred Stock, enable such stock to vote on an as converted basis. Once the amendment is effected, assuming all shares of Series A Preferred Stock vote on a certain matter, based upon the current number of Series A Preferred Stock and common stock outstanding and the Series A conversion rate, such class will have an aggregate vote equaling a little more than 51%.

5

On the Effective Date, the Board of Directors shall file an amendment to our Certificate of Incorporation  with the Secretary of State of Nevada. The ability to designate the voting power of the Company’s preferred stock, including the right to amend the voting power of the Series A Preferred Stock to be on an as converted basis, will become effective on the date of filing. The full text of the amendment to the articles of incorporation is attached to this Information Statement as Appendix A.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the Actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to our stockholders. Unless we undergo an extensive comment period from the Securities and Exchange Commission regarding the information contained in this Preliminary Information Statement, we anticipate mailing the Definitive Information Statement on July 3, 2012; if such timeline is met the Actions contemplated hereby shall be effected on or about the close of business on July 23, 2012, or as soon thereafter and is practicable.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports and other information with the SEC. Our reports and other information filed pursuant to the Securities Exchange Act of 1934 may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a Web site that contains reports and other information regarding registrants that file electronically with the SEC. The address of the SEC’s Web site is http://www.sec.gov.

SERCURITY OWNERSHIP OF CERTAN BENEFICIAL OWNERS AND MANAGEMENT

The Company has two classes of stock outstanding: common stock and Series A Convertible Preferred Stock. The following table sets forth certain information as of June 19, 2012, with respect to the beneficial ownership of our the Company assuming for (i) each director and officer, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our common stock.

As of June 19, 2012, on a fully diluted basis, there would be 799,410,082 shares of common stock outstanding, after giving effect to the exercise of 35,336,340 warrants, 40,500,000 stock options, the conversion of 46,961,636 shares of convertible preferred stock at a conversion ratio of 6.5-for-1 and the conversion of $1,835,714 debt.

To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of stock indicated.

6

Unless otherwise indicated, the address for each of the persons listed below is 410 S. Rampart Blvd, Ste. 390, Las Vegas, NV 89145.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned		Percentage Beneficially Owned
Ron Singh, Director and Chief Executive Officer	15,833,333	(2)	2.46%

Barry Hall, Director and Chief Financial Officer	33,002,316	(3)	5.12%

Leonard Dreyer, Director	2,150,000	(4)	0.33%

Guriqibal Randhawa, Director	437,500	(5)	0.07%

Gurmit Brar, Director	375,000	(6)	0.06%

Energy Trust 2nd Floor, Intl Bazaar PO Box N-8198, Bay Street Nassau Bahamas	222,329,250	(7)	34.52%

All Officers and Directors as a Group (5 persons)	51,798,149		8.04%

1.	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
2.	Includes 2,500,000 stock options to purchase common stock at $.0061 within 60 days of the date of this table and 13,333,333 shares underlying a $200,000 6% convertible secured promissory note which are initially convertible into shares of the Company’s common stock, $0.0003 par value per share at an initial conversion price of $0.015 per share, subject to certain anti-dilution and other adjustments.
3.	Includes 1,250,000 stock options to purchase common stock at $0.0061 within 60 days of the date of this table, 7,830,893 shares underlying a $117,463.39, 6% convertible secured promissory note which are initially convertible into shares of the Company’s common stock, $0.0003 par value per share at an initial conversion price of $0.015 per share, subject to certain anti-dilution and other adjustments and shares of common stock underlying the conversion of 3,857,142 shares of convertible preferred stock which are currently convertible at a conversion ratio of 6.5 for 1.
4.	Represents 500,000 stock options to purchase common stock at $0..0061, 1,125,000 Warrants convertible to common stock at a price of $0.42 per share, 150,000 Warrants to purchase common stock at a price of $1.78 and 375,000 Warrants to purchase common stock at a price of $0.32, all within 60 days of the date of this the date of this table.
5.	Represents 437,500 stock options to purchase common stock at $0..0061, within 60 days of the date of this table.
6.	Represents 375,000 stock options to purchase common stock at $0..0061, within 60 days of the date of this table.
7.	Represents shares of common stock underlying the conversion of 34,204,500 shares of convertible preferred stock, which are currently convertible at a conversion ratio of 6.5 for 1.

7

THWAPR, INC.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Directors

Thwapr, Inc.

We have audited the accompanying balance sheets of Thwapr, Inc. (a development stage Company) (the “Company”) as of December 31, 2011 and 2010, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended, and for the period from March 14, 2007 (date of inception) through December 31, 2011. Thwapr, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Thwapr, Inc. as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years then ended, and for the period from March 14, 2007 through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has sustained operating losses, continues to use cash in its operating activities and has negative working capital at December 31, 2011. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Rose, Snyder & Jacobs LLP

Encino, California

April 15, 2012

9

THWAPR, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS

	December 31,	December 31,
	2011	2010
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$8,083	$5,637
Accounts Receivable, net of allowance for doubtful accounts of
$0 at December 31, 2011 and December 31, 2010	17,788	1,992
Prepaid Expenses	17,213	21,782

TOTAL CURRENT ASSETS	43,084	29,411

PROPERTY AND EQUIPMENT, NET	12,409	25,240

TOTAL ASSETS	$55,493	$54,651

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$184,940	$309,270
Deferred Revenues	5,833	-
Convertible notes due to stockholders	1,339,334	80,479
Amount payable to stockholders	734,798	206,526
TOTAL CURRENT LIABILITIES	2,264,905	596,275

LONG-TERM LIABILITIES
Convertible note, less discount of $14,792 and $19,792 at
December 31, 2011 and December 31, 2010, respectively	10,208	5,208
Derivative liability	1,701	30,605
TOTAL LONG-TERM LIABILITIES	11,909	35,813

COMMITMENTS AND CONTINGENCIES, Note 5

STOCKHOLDERS’ DEFICIT:
Convertible Preferred, $.0001 par value; 50,000,000 shares
authorized; 46,961,636 shares issued and
outstanding	4,706	4,706

Common stock, $.0003 par value; 300,000,000 shares
authorized; 58,094,129 and 52,035,795 shares issued and outstanding
at December 31, 2011 and December 31, 2010, respectively	3,711	1,983
Additional paid-in capital	20,474,730	15,918,546
Deficit accumulated during the development stage	(22,704,468)	(16,502,673)
TOTAL STOCKHOLDERS’ DEFICIT	(2,221,321)	(577,438)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$55,493	$54,651

10

THWAPR, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010 AND THE PERIOD FROM

MARCH 14, 2007 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2011

			March 14, 2007
	For the Year Ended		(Date of Inception)
	December 31,		through
	2011	2010	December 31, 2011

REVENUE	$33,338	$4,492	$37,830
COST OF SALES	197,838	16,271	214,109

GROSS LOSS	(164,500)	(11,779)	(176,279)

OPERATING EXPENSES:
Product Development	1,983,024	6,813,126	9,899,698
General and Administrative Expenses	3,950,966	5,840,382	12,505,505

TOTAL OPERATING EXPENSES	5,933,990	12,653,508	22,405,203
			-
LOSS FROM OPERATIONS	(6,098,490)	(12,665,287)	(22,581,482)
			-
OTHER INCOME (EXPENSES)
Interest Income	5	83	193
Other Income	43,198	-	43,198
Change in Derivative Liability	28,904	(3,805)	25,099
Interest Expense	(172,912)	(7,979)	(184,187)
Other Expense	(2,500)	(4,789)	(7,289)
TOTAL OTHER INCOME (EXPENSE)	(103,305)	(16,490)	(122,986)

NET LOSS	$(6,201,795)	$(12,681,777)	$(22,704,468)

Basic and diluted (loss) per share	$(0.11)	$(0.07)

Weighted average shares	54,385,236	170,120,629

11

THWAPR, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010 AND THE PERIOD FROM

MARCH 14, 2007 (DATE OF INCEPTION) THROUGH  DECEMBER 31, 2011

			March 14, 2007
	For the Year Ended		(Date of Inception)
	December,		through
	2011	2010	December 31, 2011

CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(6,201,795)	$(12,681,777)	$(22,704,468)
Adjustments to reconcile net loss to
net cash used in operating activities:

Forgiveness of debt	(43,198)	-	(43,198)
Stock based compensation	4,292,088	10,219,941	15,124,327
Amortization of note discount	117,125	5,000	122,333
Change in Derivative Liability	(28,904)	3,805	(25,099)
Depreciation Expense	14,179	12,836	32,330
Loss on Disposal of Fixed Assets	2,500	4,789	7,289
(Increase) decrease in:
Accounts Receivable	(15,796)	(1,992)	(17,788)
Prepaid Expense	4,568	(18,433)	(17,213)
Increase (decrease) in:			-
Accounts payable and accrued expenses	(25,345)	187,736	288,704
Deferred Revenues	5,833	-	5,833
Accounts payable to stockholders	528,271	174,157	734,798
			-
NET CASH USED IN OPERATING ACTIVITIES	(1,350,474)	(2,093,938)	(6,492,152)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(3,848)	(11,205)	(52,029)
NET CASH USED IN INVESTING ACTIVITIES	(3,848)	(11,205)	(52,029)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from convertible notes	-	-	25,000
Proceeds from convertible notes due to stockholders	1,306,568	77,500	1,384,068
Proceeds from sale of common stock, net	50,200	2,009,460	5,143,196

NET CASH PROVIDED BY FINANCING ACTIVITIES	1,356,768	2,086,960	6,552,264

NET INCREASE IN CASH	2,446	(18,183)	8,083

CASH AT BEGINNING OF THE PERIOD	5,637	23,820	-

CASH AT END OF PERIOD	$8,083	$5,637	$8,083

SUPPLEMENTARY DISCLOSURE:
Income taxes paid in cash	$-	$174	$2,660
Conversion of Notes Payable into Common Stock	$103,500	$-	$103,500

12

THWAPR, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF SHAREHOLDERS’ EQUITY (DEFICIT)

FOR THE PERIOD MARCH 14, 2007 (DATE OF INCEPTION)

THROUGH DECEMBER 31, 2011

					Additional
	Convertible Preferred Stock		Common Stock		Paid in	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total
BALANCE, MARCH 14, 2007 (Date of Inception)	-	$-	-	$-	$-	$-	$-
Issuance of stock to founders	-	-	12,857,136	429	(429)	-	-
Issuance of stock for cash ($.023 per share)	-	-	30,000,000	1,000	770,676	-	771,676
Net loss	-	-	-	-	-	(454,014)	(454,014)
							-
BALANCE, DECEMBER 31, 2007	-	-	42,857,136	1,429	770,247	(454,014)	317,662
Issuance for cash, ($0.33 per share)	-	-	1,350,000	45	448,755	-	448,800
Net loss	-	-	-	-	-	(891,552)	(891,552)
							-
BALANCE, DECEMBER 31, 2008	-	-	44,207,136	1,474	1,219,002	(1,345,566)	(125,090)
Issuance for cash ($0.33 per share)	-	-	2,980,500	99	993,401	-	993,500
Conversion of common stock to preferred stock	15,729,212	1,573	(47,187,636)	(1,573)	-	-	-
Issuance for cash ($0.41 per share)	-	-	2,133,600	71	869,489	-	869,560
Amortization of warrants	-	-	-	-	612,298	-	612,298
Net loss	-	-	-	-	-	(2,475,330)	(2,475,330)
							-
BALANCE, DECEMBER 31, 2009	15,729,212	1,573	2,133,600	71	3,694,190	(3,820,896)	(125,062)

Conversion of preferred stock to common	(15,729,212)	(1,573)	424,688,724	14,156	(12,583)	-	-
Shares added due to reverse merger	-	-	43,829,262	1,461	(1,461)	-	-
Issuance for cash ($0.42 per share)			1,207,200	40	495,460		495,500
Issuance for cash ($0.42 per share)	-	-	750,000	75	312,425	-	312,500
Issuance for cash ($0.73 per share)	-	-	684,933	68	469,932	-	470,000
Issuance for cash ($0.83 per share)	-	-	910,800	92	731,369	-	731,461
Conversion of common stock to preferred	47,061,636	4,706	(423,554,724)	(14,118)	9,412	-	-
Amortization of warrants	-	-	-	-	7,113,192	-	7,113,192
Amortization of preferred stock issuance	-	-	-	-	2,468,749	-	2,468,749
Stocks issued for services	-	-	1,386,000	138	637,861	-	637,999
Net loss	-	-	-	-	-	(12,681,777)	(12,681,777)

BALANCE, DECEMBER 31, 2010	47,061,636	4,706	52,035,795	1,983	15,918,546	(16,502,673)	(577,438)

Issuance for cash ($0.06 per share)			833,334	280	49,920	-	50,200
Amortization of stock options					764,938		764,938
Amortization of warrants	-	-	-	-	1,022,368	-	1,022,368
Amortization of preferred stock issuance for services	-	-	-	-	1,549,166	-	1,549,166
Common stock issued for services	-	-	3,500,000	930	829,795	-	830,725
Amortization of common stock issuance for services	-	-	-	-	124,890	-	124,890
Beneficial conversion feature	-	-	-	-	112,125	-	112,125
Conversion of notes into shares	-	-	1,725,000	518	102,982	-	103,500
Preferred stock forfeited	(100,000)	-	-	-	-	-	-
Net loss	-	-	-	-	-	(6,201,795)	(6,201,795)
BALANCE, DECEMBER 31, 2011	46,961,636	4,706	58,094,129	3,711	20,474,730	(22,704,468)	(2,221,321)

The above shares of common stock retroactively reflect a 3-for-1 stock split in February 2011.

13

Notes to Financial Statements

1.	ORGANIZATION AND BASIS OF PRESENTATION

Organization and Nature of Operations

Thwapr, Inc. (“Thwapr” or the “Company”) is a Nevada corporation which has developed a mobile video sharing platform that solves the problem of sending quality video content to and from mobile devices and from Websites to mobile devices.  Thwapr’s systems, applications and software allow users and brands to share pictures and video to mobile phone users regardless of device, platform or carrier. Additionally, Thwapr expects to enable users to easily capture and share pictures and videos on their phones with other mobile and desktop users and into social networks. Thwapr plans to derive revenues from banner and video advertising on its mobile and desktop websites and from mobile media messaging fees from brand sponsors. Thwapr also plans to sell premium services to users and brands via subscriptions and other fees. In December 2009, Thwapr launched a public beta test of its service.  Thwapr launched its service in late 2010 but to date has not generated any meaningful revenues and does not anticipate such revenues until such time that a significant number of users and brands have signed up for and are using the service.  This service was launched under the name of Thwapr, a trademark it owns.

The technology underlying Thwapr’s product is complex and as such, a significant amount of research and development expense has gone into the creation of the Thwapr service infrastructure.  To minimize start-up costs, Thwapr uses only consultants for its activities at this time and has no full-time employees and owns no real estate. For its research and development and other operations, Thwapr employs independent contractors on a part-time and full-time basis. Thwapr expects to convert most of these independent contractors to employees over time as funding becomes available.

Thwapr’s business is subject to several significant risks, any of which could materially adversely affect its business, operating results, financial condition and the actual outcome of matters as to which it makes forward-looking statements.

Development Stage Activities

Since inception the Company has not conducted any revenue producing business operations. All of the operating results and cash flows reported in the accompanying financial statements from March 14, 2007 through December 31, 2011 are considered to be those related to the development stage activities and represent the ’cumulative from inception’ amounts required to be reported pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915-205.  The Company is focusing its efforts in two areas during the development stage. First, the Company has devoted a substantial time and resources to software development related to the service it was to provide.  Second, the Company has spent significant time and resources testing the software against a variety of cell phone models, platforms and carriers.

Share Exchange Agreement

On March 29, 2010 the Company, then named Seaospa, Inc., entered into a Share Exchange Agreement (the “Exchange Agreement”) with Thwapr, Inc., a Delaware Corporation (“Thwapr Delaware”), to acquire all of the stock of Thwapr Delaware.   Thwapr Delaware was incorporated on March 14, 2007 under the name Mobile Video Development, Inc. As a further condition to the closing of the Exchange Transaction, the Company undertook a recapitalization whereby each share of the Seaospa’s common stock was exchanged for three shares of the Company’s common stock, with the same rights, privileges, and obligations (the “Stock Split”). Subsequent to the Stock Split, the authorized capital stock of Seaospa was 300,000,000 shares of common stock and 50,000,000 shares of preferred stock.

At the closing of the Exchange Agreement, the Company issued 142,676,508 shares of its common stock and warrants to acquire 12,181,363 shares of its common stock to the Thwapr Stockholders in exchange for 100% of the issued and outstanding capital stock of Thwapr.  Immediately prior to the Exchange Transaction, the Company had 14,609,754 shares of common stock issued and outstanding, subsequent to the Stock Split described below.  Immediately after the Exchange Transaction, the Company had 157,286,262 shares of common stock issued and outstanding, of which 141,562,908 cannot be sold or traded (i) until June 9, 2012, if Thwapr has 10,000,000 registered users on such date, or (ii) upon a change of control of Thwapr.  Additionally, of the warrants outstanding, 10,950,003 shares of the underlying securities cannot be sold or traded (i) until June 9, 2012, if Thwapr has 10,000,000 registered users on such date, or (ii) upon a change of control of Thwapr. (All of these number of shares do not reflect the 3 for 1 stock split of February 2011).

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As a condition to closing the Exchange Agreement and as more fully described, Mr. Yakov Terner resigned as President, Treasurer, and Director of the Company, and Mr. Yossi Benitah resigned as Secretary and Director of the Company.  Effective March 22, 2010, Messrs. Bruce Goldstein, Maurizio Vecchione, and Barry Hall, the current directors of Thwapr, were appointed to the Company’s board of directors.  At the closing of the Exchange Transaction, Mr. Goldstein was appointed President and Chief Executive Officer, Maurizio Vecchione was appointed as Chairman of the Board, and Mr. Hall was appointed Chief Financial Officer, Treasurer, and Secretary. Other key members of the management team include Mr. Eric Hoffert as Integrated Chief Technology Officer, Mr. Duncan Kennedy as Chief Operating Officer, and Mr. Leigh Newsome as Vice President of User Experience, each of whom were appointed as of the Closing Date.  Subsequently, Mr. Vecchione, Mr. Kennedy, Mr. Newsome, Mr. Hoffert and Mr. Goldstein resigned from their positions.

Recapitalization

Although from a legal perspective, Seaospa acquired Thwapr, from an accounting perspective, the transaction is viewed as a recapitalization of Thwapr accompanied by an issuance of stock by Thwapr for the net assets of Seaospa. This is because Seaospa did not have operations immediately prior to the merger, and following the merger, Thwapr is the operating company.  Thwapr’s officers and directors also ended up serving as the officers and directors of the new combined entity. Additionally, Thwapr’s stockholders ended up owning approximately 91% of the outstanding shares of Seaospa after the completion of the transaction.

Given these circumstances, the transaction is accounted for as a capital transaction rather than as a business combination.  That is, the transaction is equivalent to the issuance of stock by Thwapr for the net assets of Seaospa, accompanied by a recapitalization.  After the transaction, the accumulated deficit represents the accumulated deficit of the accounting acquirer, and the common shares are recorded at the par value of the legal acquirer, with an offset to paid-in capital.

Thwapr Delaware

In July 2009, Thwapr Delaware amended and restated its Certificate of Incorporation to change its name to Thwapr, Inc., and to increase its authorized number of shares to 200,000,000 of which 180,000,000 shares were designated common stock and 20,000,000 shares were designated preferred stock.  Concurrently, Thwapr Delaware entered into an Exchange Offer Agreement (“Offering”) with all the stockholders of the Company.  Pursuant to the Offering, stockholders at that time exchanged all of their respective shares of common stock of the Company for shares of Series A preferred stock of the Company at a ratio of one share of Series A preferred stock for each share of common stock.

The shares of Series A preferred Stock would automatically convert into shares of Common Stock at a ratio of nine shares of Common Stock for each share of Series A preferred stock upon the occurrence of either of the following events:

(a)	the three year anniversary of the Offering if the Company has obtained at least 10,000,000 active registered users, or

(b)	a change of control in the Company.

In the event of any liquidation or dissolution of the Corporation, the Series A preferred stock, on a common stock equivalent basis, shall participate with the Common Stock with respect to any distributions of available funds and assets. Additionally, the Series A preferred stock shall vote together with the Common Stock and not as a separate class. The Series A preferred stock shall initially vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, until the Company has filed an amendment to its Articles of Incorporation with the Nevada Secretary of State amending the Articles of Incorporation to provide that the Board may designate the voting power of the preferred stock, if any, regardless of the equivalent voting ratio to Common Stock .

15

Subsequently, the Company began an offering to sell 2,500,000 shares of common stock at an offering price of $4.00 per share for an aggregate offering amount of $10,000,000. In November 2009, the Company retroactively re-priced the stock offering to $1.25 per share and, as a result, issued additional shares to investors who had previously purchased Common Stock so that the number of shares they received in connection with the offering was equal to the amount of money invested divided by $1.25, with partial shares rounded up.  The effect of this re-pricing was an increase to the number of shares of common stock sold from 168,500 to 539,200 at the time of the re-pricing.  In addition, for every ten shares of common stock purchased the stockholder received one warrant convertible into one share of common stock for five years at a price of $1.25 per share.  The weighted average number of common shares outstanding used to compute the loss per share reflects the effect of the re-pricing. (These numbers of shares do not reflect the 3-for-1 stock split of February 2011).

Exchange Agreement – July 2010

On July 20, 2010, the Company entered into another Exchange Offer Agreement with Thwapr’s five largest stockholders including the founders of the Company.  Pursuant to this agreement Thwapr issued 47,061,636 shares of Series A preferred stock in exchange for 141,184,908 shares of common stock which were retired (these number of shares do not reflect the 3-for-1 stock split of February 2011).  This preferred stock will automatically convert into common stock at a ratio of 3 shares of Common Stock for each share of preferred upon the occurrence of either of the following events:

(a)	the two year anniversary of the Offering, or

(b)	a change of control in the Company.

On August 15, 2010, a former officer of the Company voluntarily surrendered 1,666,666 share of his preferred stock. This stock was, in turn, issued to contractors to the Company.

Going Concern

The Company has sustained operating losses since its inception, continues to use cash in its operations and has negative working capital and an accumulated deficit. The accompanying financial statements have been prepared on a going concern basis of accounting, which contemplates continuity of operations, realization of assets, liabilities and commitments in the normal course of business.  The accompanying financial statements do not reflect any adjustments that might result if the Company is unable to continue as a going concern. The Company’s ability to continue as a going concern and the appropriateness of using the going concern basis is dependent upon, among other things, additional cash infusions.  Management is seeking investors which will allow the Company to pursue the development of its software and business model.  However, there can be no assurance that the Company will be able to raise sufficient capital to fully implement its business model.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

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Accounts Receivable

The Company maintains an allowance for doubtful accounts for estimated losses that may arise if any of its customers are unable to make required payments. Management specifically analyzes the age of customer balances, historical bad debt experience, customer credit-worthiness, and changes in customer payment terms when making estimates of the collectability of the Company’s trade accounts receivable balances. If the Company determines that the financial conditions of any of its customers have deteriorated, whether due to customer specific or general economic issues, increases in the allowance may be made. Accounts receivable are written off when all collection attempts have failed.

Property & Equipment

Property and Equipment are stated at cost. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets for 3 to 5 years.

Revenue Recognition

Revenue currently consists of fees for usage of our technology including set up fees and fees for one-time consulting services. Our contracts for the usage of our technology are typically usage-based or in some case on a flat fee for monthly services. Set up fees are recognized over the contract period. We recognize revenue when the service has been rendered.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Management uses its historical records and knowledge of its business in making estimates.  Accordingly, actual results could differ from those estimates.

Fair Value Measurements

The Company measures its financial assets and liabilities at fair value.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., exit price) in an orderly transaction between market participants at the measurement date.  Additionally, the Company is required to provide disclosure and categorize assets and liabilities measured at fair value into one of three different levels depending on the assumptions (i.e., inputs) used in the valuation.  Level 1 provides the most reliable measure of fair value while Level 3 generally requires significant management judgment.  Financial assets and liabilities are classified in their entirety based on the lowest level of input significant to the fair value measurement.  The fair value hierarchy is defined as follows:

·	Level 1 – quoted prices in active markets for identical assets or liabilities,
·	Level 2 – other significant observable inputs for the assets or liabilities through corroboration with market data at the measurement date,
·	Level 3 – significant unobservable inputs that reflect management’s best estimate of what market participants would use to price the assets or liabilities at the measurement date.

The following table summarizes fair value measurements by level at December 31, 2011 for assets and liabilities measured at fair value on a recurring basis:

	Level 1	Level 2	Level 3
Cash and cash equivalents	$8,083	$-	$-
Derivative liability (conversion feature and warrants)	$-	$-	$1,701

17

The following table summarizes fair value measurements by level at December 31, 2010 for assets and liabilities measured at fair value on a recurring basis:

	Level 1	Level 2	Level 3
Cash and cash equivalents	$5,637	$-	$-
Derivative liability (conversion feature and warrants)	$-	$-	$30,605

The following table sets forth a summary of changes in the fair value of the Company’s level 3 assets (conversion feature and warrants) for the year ended December 31, 2011.

Level 3 Liabilities
Derivative Liability
Balance as of December 31, 2009	$26,800
Changes in value of Derivative Liability	3,805
Balance as of December 31, 2010	30,605
Changes in value of Derivative Liability	(28,904)
Balance as of December 31, 2011	$1,701

The carrying amount of certain financial instruments, including cash and cash equivalents and accounts payable and accrued expenses, approximates fair value due to the relatively short maturity of such instruments.

The Company used the Black-Scholes option pricing model for estimating the fair value of the note conversion feature and the warrants with the following assumptions: expected life of 3 to 5 years; risk-free interest rate of 0.83%; dividend yield of 0%; and expected volatility of 200%.

Valuation of Derivative Instruments

ASC 815-40 (formerly SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”) requires that embedded derivative instruments be bifurcated and assessed, along with free-standing derivative instruments such as warrants, on their issuance date and in accordance with ASC 815-40-15 to determine whether they should be considered a derivative liability and measured at their fair value for accounting purposes. In determining the appropriate fair value, the Company uses the Black-Scholes option pricing formula. At December 31, 2011, the Company adjusted its derivative liability to its fair value, and reflected the decrease of $28,904, which represents the gain on change in derivative.

Product Development

Product development costs are expensed as incurred.  These costs primarily include the costs associated with the research and development and testing of video and picture sharing technology.  During the years ended December 31, 2011 and 2010, product development costs amounted to $1,983,024 and $6,813,126, respectively.

Concentrations

The Company has one major customer that individually exceeded 10% of total revenue. Revenue from this one customer accounted for 99% of total revenue for the year ended December 31, 2011. Revenue from two customers accounted for 100% of total revenue for the year ended December 31, 2010. Two customers, one a major customer, accounted for 81% of total accounts receivable as of December 31, 2011. One customer accounted for 100% of total accounts receivable as of December 31, 2010.

Income Taxes

The Company accounts for income taxes under the liability method in accordance with FASB ASC 740-10.  Under this standard, deferred income tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates expected to be in effect for the year in which the differences are expected to reverse.  Deferred income tax assets are reduced by a valuation allowance when the Company is unable to make the determination that it is more likely than not that some portion or all of the deferred income tax asset will be realized.

18

Earnings (Loss) per Share

The Company utilizes FASB ASC 260.  Basic earnings per share is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Common equivalent shares are excluded from the computation if their effect is anti-dilutive.

Concentration of Risk

The Company maintains its cash at a financial institution which may, at times, exceed insured limits.

Recently Issued or Newly Adopted Accounting Standards

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, Fair Value Measurement (“ASU 2011-04”), which amended ASC 820, Fair Value Measurements (“ASC 820”), providing a consistent definition and measurement of fair value, as well as similar disclosure requirements between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 changes certain fair value measurement principles, clarifies the application of existing fair value measurement and expands the disclosure requirements. ASU 2011-04 will be effective for us beginning January 1, 2012. The adoption of ASU 2011-04 is not expected to have a material effect on our consolidated financial statements or disclosures.

In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”). ASU 2011-05 requires the presentation of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. ASU 2011-05 will be effective for us beginning January 1, 2012. The adoption of ASU 2011-05 is not expected to have a material effect on our consolidated financial statements or disclosures.

In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment (“ASU 2011-08”), which amends the guidance in ASC 350-20, Intangibles—Goodwill and Other – Goodwill. ASU 2011-08 provides entities with the option of performing a qualitative assessment before calculating the fair value of the reporting unit when testing goodwill for impairment. If the fair value of the reporting unit is determined, based on qualitative factors, to be more likely than not less than the carrying amount of the reporting unit, the entities are required to perform a two-step goodwill impairment test. ASU 2011-08 will be effective for us beginning January 1, 2012. The adoption of ASU 2011-08 is not expected to have a material effect on our consolidated financial statements or disclosures.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The amendments in this update require enhanced disclosures around financial instruments and derivative instruments that are either (1) offset in accordance with either ASC 210-20-45 or ASC 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either ASC 210-20-45 or ASC 815-10-45. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The amendments are effective during interim and annual periods beginning after December 31, 2012. The Company does not expect this guidance to have any impact on its consolidated financial position, results of operations or cash flows.

19

3.	PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	December 31,	December 31,
	2011	2010
Computer equipment	$41,663	$37,815
Furniture and fixtures	-	3,138
Leasehold Improvements	-	668
	41,663	41,621
Accumulated depreciation	(29,254)	(16,381)
Property and equipment, net	$12,409	$25,240

Depreciation expense for the years ended December 31, 2011 and 2010 was $14,179 and $12,836, respectively.

4.	RELATED PARTY TRANSACTIONS

Payment for Consulting Services

Certain stockholders of the Company have provided and provide general management and technology services to the Company as Chairman, CEO, CFO, CTO, Vice President Product and In-house Counsel. Amounts paid to these stockholders were in lieu of salaries and represented compensation for services rendered as executives, directors and the attorney of the Company. During the years ended December 31, 2011 and 2010 the amounts incurred to these stockholders were $634,581 and $638,940, respectively. A balance of $360,802 remained unpaid at December 31, 2011. Additionally, at December 31, 2011 the Company owed Barry Hall $100,000 for cash advances that he made to the Company.

5.	COMMITMENTS AND CONTINGENCIES

Lease Commitments

The company leases an office in Las Vegas, Nevada, which expires in July of 2012. Monthly rent is $1,169, however, according to the terms of the lease agreement, not rent is payable for June or July.

Legal Proceeding

On March 27, 2012, Bruce Goldstein and Universal Management, Inc. (“Universal”) filed a summons and complaint against the Company in the Supreme Court of the State of New York County of New York. This suit is based on an alleged breach of contract concerning Mr. Goldstein’s employment contract with the Company. Mr. Goldstein owns Universal, through which the Company engaged Goldstein to act as a consultant and later President and CEO of the Company. Mr. Goldstein seeks damages in excess of $225,000. The Company and Mr. Goldstein are in disagreement regarding the amounts owed him for past compensation and the Company believes that only $121,759 is owed to Mr. Goldstein ($160,759 at December 31, 2011) and it has been recorded in the books and record of the Company. The Company also believes that it has substantial defense to Mr. Goldstein’s claims and intends to defend the suit vigorously. As this complaint was only recently served, the Company has not yet taken further action and is discussing its options with outside counsel.

6.	INCOME TAXES

The Company has adopted FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” codified in FASB ASC 740-10.  This interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement 109, “Accounting for Income Taxes” codified in FASB ASC 740-10, and prescribes a recognition threshold of more likely than not and a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities.  The Company is subject to examination for all years it has filed income tax returns.  The Company’s policy is to include interest and penalties related to unrecognized tax benefits within the provision for income taxes.  The Company’s review of prior year tax positions using the criteria and provisions presented in FIN 48 did not result in a material impact on the Company’s financial position or results of operations.

20

At December 31, 2011, the Company has net operating loss carryforwards available for federal tax purposes, which expire from 2028 to 2031.  The amount of net operating losses which may be utilized in future years may be subject to significant annual limitations should an ownership change occur. The Company also has operating loss carryforwards available for California income tax purposes, which expire through 2031. The amounts of operating loss carryforwards are not determined. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized and such tax years are closed.

At December 31, 2011 and December 31, 2010, total deferred income tax asset consist principally of net operating loss carryforwards in amounts still to be determined.  For financial reporting purposes, a valuation allowance has been recognized in an amount equal to such deferred income tax asset due to the uncertainty surrounding its ultimate realization.

At December 31, 2011, the Company files income tax returns with the Internal Revenue Service (“IRS”).  For jurisdictions in which tax filings are made, the Company is subject to income tax examination for all fiscal years since inception. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized and such tax years are closed.   Our review of prior year tax positions using the criteria and provisions presented by the FASB did not result in a material impact on the Company’s financial position or results of operations.

7.	CONVERTIBLE NOTES DUE TO STOCKHOLDERS

On April 8, April 15 and April 20, 2010, the Company issued three separate notes of $20,000 to a stockholder. On December 30, 2010 the Company issued a note to another stockholder for $17,500.  The notes bear interest at 7% per annum and are convertible to common stock at the sole discretion of the note holder at a conversion price of $1.25 per share (pre 3-for-1 stock split of February 2011).  The notes along with accrued interest are fully due and payable one year from the date of issue. On March 29, 2012, as part of a restructuring plan, the company issued a note of $60,000 to the holder of the notes. The new note plus accrued interest of $7,178.89 is convertible to the company’s $.0003 par value common stock at $0.01 per share subject to certain adjustment at the sole discretion of the note holder. The note matures on December 31, 2013 and does not bear interest.

During the three months ended March 31, 2011, the Company issued six separate notes totaling $277,500 to a stockholder. The notes bear interest at 7% per annum. The notes along with accrued interest are fully due and payable one year from the date of issue in either restricted shares of common stock at a price agreeable to both parties at the time of conversion or cash.

During the three months ended June 30, 2011, the Company issued three separate notes totaling $550,000 to two stockholders. The notes bear interest at 7% per annum and are convertible to common stock at the sole discretion of the note holder at a conversion price of $0.06 per share.  The notes along with accrued interest are fully due and payable six months from the date of issue. The conversion feature is contingent upon the Company raising $4,000,000. The Company became in default on certain notes issued in the second quarter of 2011. One note holder elected to convert two notes totaling $100,000 to common stock in accordance with the terms of the notes.

During the three months ended September 30, 2011, the Company issued five separate notes totaling $318,500 to a stockholder. The notes bear interest at 7% per annum and are convertible to common stock at the sole discretion of the note holder at a conversion price of $0.06 per share.  The notes along with accrued interest are fully due and payable six months from the date of issue. The conversion feature is contingent upon the Company raising $4,000,000.

21

During the three months ended December 31, 2011, the Company issued two separate notes totaling $95,000 to a stockholder. The notes bear interest at 7% per annum and are convertible to common stock at a price to be mutually agreed upon. Should the Company and the note holder not agree on a price, the note holder may, at his discretion convert the notes to common stock at the most favorable price for which the Company has sold restricted common stock since April 1, 2010.  The notes along with accrued interest are fully due and payable six months from the date of issue. The conversion feature is contingent on the Company raising $4,000,000 in debt or equity financing.

On October 28, November 4, November 9, and November 16, 2011 the Company issued four separate notes totaling $65,568. These notes were convertible contingent upon raising $4.0 million. Subsequent to December 31, 2011, these notes have been amended and they are convertible to the company’s $.0003 par value common stock at $0.01 per share subject to certain adjustment at the sole discretion of the note holder. The notes matures on December 31, 2013 and do not bear interest.

8.	CONVERTIBLE PROMISSORY NOTES

On November 2, 2009, the Board of Directors of the Company authorized the issuance of convertible notes bearing simple interest at 5% which mature in 5 years, convertible on the same conditions as the next major equity financing of the Company in excess of $2.0 million (the “Notes”).  Additionally, each investor in the notes will be issued, upon conversion of the Notes, warrants in an amount of 10% of the number of shares obtained during the conversion and such warrants would be price at the price stock upon conversion.  Also, upon reorganization, consolidation or merger, the Company, at its sole discretion, may convert the principal amount of the Notes and all accrued and unpaid interest, into securities or cash, as the case may be, at a price of $1.25 per share (pre 3-for-1 stock split of February 2011).  As of December 31, 2011 and December 31, 2010 the Company had issued Notes aggregating $25,000.

9.	STOCKHOLDERS’ EQUITY

Between January 27, 2009 and June 11, 2009, the Company sold an aggregate of 993,500 shares of common stock to the Company’s largest stockholder.  Each share was sold at a price of $1.00 per share (pre 3-for-1 stock split of February 2011).  These shares were converted to Series A preferred stock on July 29, 2009.

Between July 31, 2009 and December 16, 2009, the Company sold an aggregate of 711,200 shares of common stock in private placements with institutional and accredited investors.  Each share of common stock was priced at $1.25 per share, and as an added incentive, for every 10 shares purchased, a five-year warrant to purchase one share at a price per share of $1.25 was added.  In total, the Company issued to these investors 71,120 warrants along such terms described above (these numbers are pre 3-for-1 stock split of February 2011).

On July 20, 2010, the Company entered into another Exchange Offer Agreement with Thwapr’s five largest stockholders including the founders of the Company.  Pursuant to this agreement Thwapr issued 47,061,636 shares of Series A preferred stock in exchange for 141,184,908 shares of common stock (pre 3-for-1 stock split of February 2011) which was retired.  This preferred stock will automatically convert into common stock at a ratio of 3 (after the stock split and subsequently 6.5) shares of Common Stock for each share of preferred upon the occurrence of either of the following events:

(a)	the two year anniversary of the Offering, or

(b)	a change of control in the Company.

On February 4, 2011, the company effected a 3-for-1 forward stock split. As a result of the split the number of the Company’s issued and outstanding common stock increase to 52,335,795, from 17,445,265.

22

On March 24, 2011 the Board of Directors authorized the Company to offer for sale up to 100,000,000 shares of restricted common stock to raise up to $6,000,000. As of December 31, 2011, 2,558,334 shares were sold under this offering.

Preferred Stock

The Company is authorized to issue preferred stock. The board of directors has the authority to fix and determine the designations, rights, qualification, preferences, limitations and terms of the preferred stock. Each share of preferred stock issued and outstanding were convertible into 9 shares of common stock upon the occurrence of either of the following events: (1) two year anniversary of the Offering and when the Company obtain at least 10,000,000 registered users, or (2) a change in control of the Company.

On February 28, 2011 all of the preferred shareholders signed an agreement whereby they accepted a modification in the conversion ratio of the preferred to common from 9-for-1 to 6.5-for-1 in exchange for removing the restriction that such shares could not be converted until the Company obtained at least 10,000,000 active registered users. On March 24, 2011 this modification was ratified by the Board of Directors of the Company. The effect of this modification was to reduce the amount of the common shares that that would be issued upon conversion to 305,250,634.

Warrant Agreements

On March 1, 2009, the Company issued warrants to consultants to purchase 70,000 shares at $1.00 per share.

On April 15, 2009 and May 11, 2009 the Company issued warrants to consultants, vendors and advisors to purchase a total of 1,170,000 at $1.00 per share ($0.333 adjusted for the stock split).  Such warrants vest over a period of 18 months with one-third of the warrants vesting at the end of each six month period from the date of issuance.

On November 2, 2009 all of the warrants described above were converted to warrants for Series A preferred shares described in Note 1.  The shares of Series A preferred stock shall automatically convert into shares of common stock at a ratio of nine shares of common stock for each share of Series A preferred Stock upon the occurrence of either of the following events:

(a)	the three year anniversary of the Offering if the Company has obtained at least 10,000,000 active registered users, or

(b)	a change of control in the Company.

In preparation for a reverse merger into a public shell, on February 19, 2010 the Company converted all of the warrants for Series A preferred shares into warrants for 9 shares of common stock with such stock underlying the warrants being restricted from sale until the prior conditions for conversion to common from preferred are met.

In addition to the warrants described above, the Company issued more warrants to Directors and Consultants to the Company. On February 16, 2010 the Company issued 3,000,000 warrants with and exercise price of $0.42 per share to a consultant to the Company. Such warrants vest quarter over a period of three years. On March 5, 2010 the Company issued 360,000 warrants with an exercise price of $0.42 per warrant to consultants to the Company. Such warrants vest quarterly over one year. On May 19, 2010 the Company issued 7,896,000 warrants to members of the Board of Directors and consultants to the Company with an exercise price of $0.42 per warrant. Such warrants vest quarterly over three years. On November 12, 2010 the Company issued 420,000 with an exercise price of $1.78 per warrant to members of the Board of Directors. Such warrants vest quarterly over one year. On January 4, 2011, the Company issued 1,110,000 warrants with an exercise price of $0.32 per share to members of the Board of Directors. Such warrants vest quarterly over one year. All warrants issued to members of the Board of Directors were done in accordance with the Company’s Board Compensation Plan.

23

On September 27, 2010, the Company issued 1,666,666 shares of its convertible preferred stock to consultants to the Company in exchange for 1,047,916 of previously issued warrants to purchase the Company’s common stock issued in March 2009. The preferred shares were previously returned to the Company by the former Chairman of the Company on August 15, 2010. One-fourth of the preferred shares vested to the consultants upon issuance. The remaining three-quarters of the shares vested to the consultants quarterly over the next three quarters so long as the consultants remained associated with the Company.

For the years ended December 31, 2011 and 2010, compensation expense related to the issuance of these shares was $1,549,166 and $2,468,749, respectively.

The Company used the Black-Scholes option pricing model for estimating the fair value of the warrants with the following assumptions:

Risk Free Interest Rate:	1.35% - 2.37%
Expected Life:	4 – 5 years
Expected Volatility:	200%
Dividend Yield:	0%

The following table summarizes the changes in warrants outstanding and the related prices for the shares of the Company’s common stock issued to employees and non-employees of the Company.  These warrants were granted in lieu of cash compensation for services performed or as part of fundraising related to the sale of the Company’s common stock.

	Number of Common Shares	Average Exercise Price
Outstanding at December 31, 2009	3,863,361	$0.34
Granted	12,021,720	0.46
Effect of 9:1 conversion from preferred to common	29,200,008	0.33
Expried/cancelled	(8,406,249)	0.39
Exercised	-	-
Outstanding at December 31, 2010	36,678,840	0.36
Granted	1,110,000	0.32
Expried/cancelled	(1,612,500)	0.49
Exercised	-	-
Outstanding at December 31, 2011	36,176,340	$0.36
Exercisable at December 31, 2011	34,492,588	$0.36

Awards Outstanding				Awards Exercisable
Exercise Price	Quantity	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Exercise Price	Quantity	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
$0.33	29,885,010	7.25 years	$0.33	$0.33	29,885,010	7.25 years	$0.33

$0.42	5,248,830	3.30 years	$0.42	$0.42	3,748,828	3.30 years	$0.42

$1.78	307,500	3.92 years	$1.78	$1.78	307,500	3.92 years	$1.78

$0.32	735,000	4.08 years	$0.32	$0.32	551,250	4.08 years	$0.32

24

Warrants to purchase 1,890,000 share of stock at $0.33 per share have no maturity date.

Compensation expenses related to outstanding warrants for the years ended December 31, 2011 and 2010 were $1,022,368 and $7,113,192, respectively.

Stock Option Plan

In October 2011 the Board of Directors adopted the Thwapr, Inc. Equity Incentive Plan (the “Plan”) under which up to 72,000,000 million of common stock have been reserved for issuance. As of December 31, 2011, 36,000,000 options to purchase stock at $0.13 per share were outstanding and zero options were exercisable.

The following table summarizes the stock option transactions:

TRANSACTIONS IN YEAR ENDED DECEMBER 31, 2011

	Number of Common Shares	Weighted- Average Excercise Price	Weighted- Average| Remaining Contractual Life
Outstanding at December 31, 2010	-
Granted	36,000,000	$0.13	4.81
Expried/cancelled	-	-	-
Exercised	-	-	-
Outstanding at December 31, 2011	36,000,000	$0.13	4.81
Exercisable at December 31, 2011	-	-	-

The fair value of the options granted during the year ended December 31, 2011 is estimated at $4,569,120. The Company used the Black-Scholes option pricing model for estimating the fair value of the warrants with the following assumptions:

Risk Free Interest Rate:	0.83%
Expected Life:	3 – 4 years
Expected Volatility:	200%
Dividend Yield:	0%

The total fair value of non-vested stock options as of December 31, 2011 and is $3,804,182 and is amortizable over a weighted average period of 1.08 years.

The weighted-average remaining contractual life of options outstanding issued under the Plan was 4.81 years at December 31, 2011.

The intrinsic value of options outstanding and exercisable at December 21, 2011 was $0.

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which do not have vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the Company’s employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

25

10.	SUBSEQUENT EVENTS

Line of Credit and Restructuring Purchase Agreement

On February 23, 2012, the Company entered into a line of credit and restructuring purchase agreement (the “Agreement”) with Ron R. Singh the President and CEO of the Company

Under the terms of the Agreement, Mr. Singh agreed that he or his affiliates would make available to the Company a maximum $200,000 line of credit to be funded in installments over the next four months. The amount of the advances under the line of credit would be used for working capital and to pay or reduce certain of the accounts payable and accrued expenses of the Company deemed to be critical by an executive committee of the board of directors, consisting of Mr. Singh and Barry Hall, the Chief Financial Officer.

All advances under the Agreement are to be evidenced by a 6% convertible secured note of the Company payable upon demand. All advances under the Agreement are secured by a first lien and security interest on all of the Company’s assets. In addition, the holder of the secured note may at any time elect to convert the note into shares of the Company’s common stock at a conversion price equal to 75% of the 20 day volume weighted average trading price of the shares at the time of conversion.

Restructuring Plan

On March 23, 2012 the Company announced a restructuring plan as part of the Company’s efforts to achieve liquidity, avoid defaults under indebtedness that was due and payable, and satisfy approximately $740,000 of additional debt, accounts payable and accrued expense obligations owed to certain consultants, employees and vendors (the “Payables”), in addition to seeking to raise additional working capital, the Company’s management has commenced to implement a debt restructuring plan (the “Restructuring Plan”).

As an initial step, Messrs. Kevir Kang, an individual who previously loaned the Company an aggregate of $1,282,320, Ron Singh, the President and CEO of the Company, and Barry Hall, Chief Financial Officer of the Company, who previously advanced approximately $117,463 to the Company, each agreed to restructure the repayment of an aggregate of $1,664,847 (inclusive of accrued interest at 6% per annum) of cash loans and advances made to the Company. Under the terms of the Restructuring Plan, each of these creditors were issued 6% convertible secured promissory notes payable as to principal and accrued interest on June 30, 2013 (the “New Notes”), in lieu of existing indebtedness, including the $200,000 line of credit payable on demand. The New Notes are secured as to repayment by a first priority lien on all of the Company’s assets and are convertible at any time by the holder(s) into shares of the Company’s common stock, $0.0003 par value per share (the “Common Stock”) at an initial conversion price of $0.015 per share, subject to certain anti-dilution and other adjustments.

In addition to the issuance of the New Notes, the Company’s management is seeking to negotiate separate settlement and deferred payment arrangements with certain of its creditors holding Company Payables, including Bruce Goldstein, the former President and CEO of the Company. In some cases, the Company intends to offer such creditors payment of 80% of their payables in the form of 6% Company notes payable on March 31, 2013, but subject to mandatory prepayment out of the net proceeds, if any, received by the Company in connection with any one or more future financings, to the extent of such net proceeds that are in excess of $1.5 million. The balance of such payment would be in the form of restricted shares of Company Common Stock which the Company proposes to issue at $0.015 per share.

Pursuant to private placements of Common Stock consummated in 2009 and 2010, the Company received a total of $2,963,500 in connection with the issuance and sale to 15 investors (none of whom is or was a direct or indirect officer, director or affiliate of the Company) of an aggregate of 5,686,532 shares of Common Stock at prices ranging from $0.417 to $0.833 per share. The Company intends to issue to such investors such additional “make good” shares at a value of $0.015 per share during the second quarter of 2012. The Company intends to issue as many as 191,880,135 additional shares of Common Stock to such investors; provided, that no investor shall receive or accept such additional “make good” shares that would cause such investor to beneficially own (within the meaning of Rule 13d-3 of the Securities Act of 1933, as amended) more than 9.99% of the Company’s outstanding Common Stock.

26

Legal Proceeding

As discussed in Note 5 to these Notes to the Financial Statements, on March 27, 2012, Bruce Goldstein and Universal Management, Inc. (“Universal”) filed a summons and complaint against the Company in the Supreme Court of the State of New York County of New York. This suit is based on an alleged breach of contract concerning Mr. Goldstein’s employment contract with the Company. Mr. Goldstein owns Universal, through which the Company engaged Goldstein to act as a consultant and later President and CEO of the Company. Mr. Goldstein seeks damages in excess of $225,000. The Company and Mr. Goldstein are in disagreement regarding the amounts owed him for past compensation and the Company believes that only $121,759 is owed to Mr. Goldstein ($160,759 at December 31, 2011) and it has been recorded in the books and record of the Company. The Company also believes that it has substantial defense to Mr. Goldstein’s claims and intends to defend the suit vigorously. As this complaint was only recently served, the Company has not yet taken further action and is discussing its options with outside counsel.

27

Interim Financial Statements

The accompanying balance sheets of Thwapr, Inc. at March 31, 2012 (with comparative figures as at December 31, 2011) and the statement of operations for the three months ended March 31, 2012 and 2011 and for the period from March 14, 2007 (date of inception) to March 31, 2012, the statement of shareholders’ equity (deficit) for the period from March 14, 2007 (date of inception) to March 31, 2012, and the statement of cash flows for the three months ended March 31, 2012 and 2011 and for the period from March 14, 2007 (date of inception) to March 31, 2012 have been prepared by the Company’s management in conformity with accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments considered necessary for a fair presentation of the results of operations and financial position have been included and all such adjustments are of a normal recurring nature.

Operating results for the quarter ended March 31, 2012 are not necessarily indicative of the results that can be expected for the year ending December 31, 2012. These financial statements should be read in conjunction with the financial statements and notes for the years ended December 31, 2011 and 2010, included in Form 10-K filed with the Securities and Exchange Commission on April 16, 2012, as amended on June 1, 2012.

28

THWAPR, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS

	(Unaudited)
	March 31,	December 31,
	2012	2011
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$47,324	$8,083
Accounts Receivable, net of allowance for doubtful accounts of $0 at March 31, 2012 and December 31, 2011	10,000	17,788
Prepaid Expenses	4,338	17,213

TOTAL CURRENT ASSETS	61,662	43,084

PROPERTY AND EQUIPMENT, NET	9,082	12,409

TOTAL ASSETS	$70,744	$55,493

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$195,111	$184,940
Deferred Revenue	10,208	5,833
Convertible notes due to stockholders	-	1,339,334
Amount payable to stockholders	625,172	734,798
TOTAL CURRENT LIABILITIES	830,491	2,264,905

LONG-TERM LIABILITIES
Convertible note, less discount of $13,542 and $14,792 at March 31, 2012 and December 31, 2011, respectively	11,458	10,208
Secured Convertible notes due to stockholders less discount of $1,181,050 and $0 at March 31, 2012 and December 31, 2011, respectively	579,664	-
Derivative liability	948,093	1,701
TOTAL LONG-TERM LIABILITIES	1,539,215	11,909

COMMITMENTS AND CONTINGENCIES, Note 5

STOCKHOLDERS' DEFICIT:
Convertible Preferred, $.0001 par value; 50,000,000 shares authorized; 46,961,636 and -0- shares issued and outstanding	4,706	4,706

Common stock, $.0003 par value; 300,000,000 shares authorized; 59,049,129 and 58,094,129 shares issued and outstanding at March 31, 2012 and December 31, 2011, respectively	4,011	3,711
Additional paid-in capital	21,092,066	20,474,730
Deficit accumulated during the development stage	(23,399,745)	(22,704,468)
TOTAL STOCKHOLDERS' DEFICIT	(2,298,962)	(2,221,321)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$70,744	$55,493

29

THWAPR, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011 AND THE PERIOD FROM

MARCH 14, 2007 (DATE OF INCEPTION) THROUGH MARCH 31, 2012

			March 14, 2007
	For the Three Months Ended		(Date of Inception)
	March 31,		through
	2012	2011	March 31, 2012

REVENUE	$16,975	$508	$54,805
COST OF SALES	40,048	47,977	254,157

GROSS LOSS	(23,073)	(47,469)	(199,352)

OPERATING EXPENSES:
Product Development	73,301	1,027,674	9,972,999
General and Administrative Expenses	812,215	1,335,156	13,317,720
			-
TOTAL OPERATING EXPENSES	885,516	2,362,830	23,290,719
			-
LOSS FROM OPERATIONS	(908,589)	(2,410,299)	(23,490,071)

OTHER INCOME (EXPENSES)
Interest Income	-	-	193
Other Income	-	-	43,198
Change in Derivative Liability	261,980	5,598	287,079
Interest Expense	(48,668)	(4,693)	(232,855)
Other Expense	-	-	(7,289)
TOTAL OTHER INCOME (EXPENSE)	213,312	905	90,326

NET LOSS	$(695,277)	$(2,409,394)	$(23,399,745)

Basic and diluted (loss) per share	$(0.01)	$(0.05)

Weighted average shares	59,049,684	52,602,277

30

THWAPR, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS (Unaudited)

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011 AND THE PERIOD FROM

MARCH 14, 2007 (DATE OF INCEPTION) THROUGH MARCH 31, 2012

			March 14, 2007
	For the Three Months Ended		(Date of Inception)
	March 31,		through
	2012	2011	March 31, 2012

CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(695,277)	$(2,409,394)	$(23,399,745)
Adjustments to reconcile net loss to net cash used in operating activities:

Forgiveness of Debt	-	-	(43,198)
Stock based compensation	547,636	1,951,036	15,671,963
Amortization of note discount	28,572	1,250	150,905
Change in Derivative Liability	(261,980)	(5,598)	(287,079)
Depreciation Expense	3,327	3,527	35,657
Loss on Disposal of Fixed Assets	-	-	7,289
(Increase) decrease in:
Accounts Receivable	7,788	(508)	(10,000)
Prepaid Expense	12,875	(4,602)	(4,338)
Increase (decrease) in:
Accounts payable and accrued expenses	10,313	26,728	299,017
Deferred Revenue	4,375	-	10,208
Accounts payable to stockholders	256,612	144,795	991,410

NET CASH USED IN OPERATING ACTIVITIES	(85,759)	(292,766)	(6,577,911)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	-	-	(52,029)
NET CASH USED IN INVESTING ACTIVITIES	-	-	(52,029)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from convertible notes	-	-	25,000
Proceeds from convertible notes due to stockholders	-	277,500	1,384,068
Proceeds from secured convertible notes due to stockholders	125,000	-	125,000
Proceeds from sale of common stock, net	-	50,200	5,143,196

NET CASH PROVIDED BY FINANCING ACTIVITIES	125,000	327,700	6,677,264

NET INCREASE (DECREASE) IN CASH	39,241	34,934	47,324

CASH AT BEGINNING OF THE PERIOD	8,083	5,637	-

CASH AT END OF PERIOD	$47,324	$40,571	$47,324

SUPPLEMENTARY DISCLOSURE:
Income taxes paid in cash	$-	$-	$2,660
Issuance of shares as payment of accounts payable	$70,000	$-	$70,000
Convertible notes issued to stockholder as payment of accounts payable	$296,238	$-	$296,238

31

THWAPR, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT)

FOR THE PERIOD MARCH 14, 2007 (DATE OF INCEPTION)

THROUGH MARCH 31, 2012

					Additional
	Convertible Preferred Stock		Common Stock		Paid in	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total
BALANCE, MARCH 14, 2007 (Date of Inception)	-	$-	-	$-	$-	$-	$-
Issuance of stock to founders	-	-	12,857,136	429	(429)	-	-
Issuance of stock for cash ($.023 per share)	-	-	30,000,000	1,000	770,676	-	771,676
Net loss	-	-	-	-	-	(454,014)	(454,014)
							-
BALANCE, DECEMBER 31, 2007	-	-	42,857,136	1,429	770,247	(454,014)	317,662
Issuance for cash, ($0.33 per share)	-	-	1,350,000	45	448,755	-	448,800
Net loss	-	-	-	-	-	(891,552)	(891,552)
							-
BALANCE, DECEMBER 31, 2008	-	-	44,207,136	1,474	1,219,002	(1,345,566)	(125,090)
Issuance for cash ($0.33 per share)	-	-	2,980,500	99	993,401	-	993,500
Conversion of common stock to preferred stock	15,729,212	1,573	(47,187,636)	(1,573)	-	-	-
Issuance for cash ($0.41 per share)	-	-	2,133,600	71	869,489	-	869,560
Amortization of warrants	-	-	-	-	612,298	-	612,298
Net loss	-	-	-	-	-	(2,475,330)	(2,475,330)
							-
BALANCE, DECEMBER 31, 2009	15,729,212	1,573	2,133,600	71	3,694,190	(3,820,896)	(125,062)

Conversion of preferred stock to common	(15,729,212)	(1,573)	424,688,724	14,156	(12,583)	-	-
Shares added due to reverse merger	-	-	43,829,262	1,461	(1,461)	-	-
Issuance for cash ($0.42 per share)			1,207,200	40	495,460		495,500
Issuance for cash ($0.42 per share)	-	-	750,000	75	312,425	-	312,500
Issuance for cash ($0.73 per share)	-	-	684,933	68	469,932	-	470,000
Issuance for cash ($0.83 per share)	-	-	910,800	92	731,369	-	731,461
Conversion of common stock to preferred	47,061,636	4,706	(423,554,724)	(14,118)	9,412	-	-
Amortization of warrants	-	-	-	-	7,113,192	-	7,113,192
Amortization of preferred stock issuance	-	-	-	-	2,468,749	-	2,468,749
Stocks issued for services	-	-	1,386,000	138	637,861	-	637,999
Net loss	-	-	-	-	-	(12,681,777)	(12,681,777)

BALANCE, DECEMBER 31, 2010	47,061,636	4,706	52,035,795	1,983	15,918,546	(16,502,673)	(577,438)

Issuance for cash ($0.06 per share)			833,334	280	49,920	-	50,200
Amortization of stock options					764,938		764,938
Amortization of warrants	-	-	-	-	1,022,368	-	1,022,368
Amortization of preferred stock issuance for services	-	-	-	-	1,549,166	-	1,549,166
Common stock issued for services	-	-	3,500,000	930	829,795	-	830,725
Amortization of common stock issuance for services	-	-	-	-	124,890	-	124,890
Beneficial conversion feature	-	-	-	-	112,125	-	112,125
Conversion of notes into shares	-	-	1,725,000	518	102,982	-	103,500
Preferred stock forfeited	(100,000)	-	-	-	-	-	-
Net loss	-	-	-	-	-	(6,201,795)	(6,201,795)

BALANCE, DECEMBER 31, 2011	46,961,636	4,706	58,094,129	3,711	20,474,730	(22,704,468)	(2,221,321)

Issuance of stock for as payment of payables ($0.07 per share)	-	-	1,000,000	300	69,700	-	70,000
Amortization of stock options	-	-	-	-	463,665	-	463,665
Amortization of warrants	-	-	-	-	67,555	-	67,555
Amortization of common stock issued for services	-	-	-	-	16,416	-	16,416
Net loss	-	-	-	-	-	(695,277)	(695,277)

BALANCE, MARCH 31, 2012	46,961,636	$4,706	59,094,129	$4,011	$21,092,066	$(23,399,745)	$(2,298,962)

The above shares of common stock retroactively reflect a 3-for-1 stock split in February 2011.

32

Notes to Financial Statements

1.	ORGANIZATION AND BASIS OF PRESENTATION

Organization and Nature of Operations

Thwapr, Inc. (“Thwapr” or the “Company”) is a Nevada corporation which has developed a mobile video sharing platform that solves the problem of sending quality video content to and from mobile devices and from Websites to mobile devices.  Thwapr’s systems, applications and software allow users and brands to share pictures and video to mobile phone users regardless of device, platform or carrier. Additionally, Thwapr expects to enable users to easily capture and share pictures and videos on their phones with other mobile and desktop users and into social networks. Thwapr plans to derive revenues from banner and video advertising on its mobile and desktop websites and from mobile media messaging fees from brand sponsors. Thwapr also plans to sell premium services to users and brands via subscriptions and other fees. In December 2009, Thwapr launched a public beta test of its service.  Thwapr launched its service in late 2010 but to date has not generated any meaningful revenues and does not anticipate such revenues until such time that a significant number of users and brands have signed up for and are using the service.  This service was launched under the name of Thwapr, a trademark it owns.

The technology underlying Thwapr’s product is complex and as such, a significant amount of research and development expense has gone into the creation of the Thwapr service infrastructure.  To minimize start-up costs, Thwapr uses only consultants for its activities at this time and has no full-time employees and owns no real estate. For its research and development and other operations, Thwapr employs independent contractors on a part-time and full-time basis. Thwapr expects to convert most of these independent contractors to employees over time as funding becomes available.

Thwapr’s business is subject to several significant risks, any of which could materially adversely affect its business, operating results, financial condition and the actual outcome of matters as to which it makes forward-looking statements.

Development Stage Activities

Since inception the Company has not conducted any revenue producing business operations. All of the operating results and cash flows reported in the accompanying financial statements from March 14, 2007 through March 31, 2012 are considered to be those related to the development stage activities and represent the 'cumulative from inception' amounts required to be reported pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915-205.  The Company is focusing its efforts in two areas during the development stage. First, the Company has devoted a substantial time and resources to software development related to the service it was to provide.  Second, the Company has spent significant time and resources testing the software against a variety of cell phone models, platforms and carriers.

Restructuring Plan

On March 23, 2012 the Company announced a restructuring plan as part of the Company’s efforts to achieve liquidity, avoid defaults under indebtedness that was due and payable, and satisfy approximately $740,000 of additional debt, accounts payable and accrued expense obligations owed to certain consultants, employees and vendors (the “Payables”), in addition to seeking to raise additional working capital, the Company’s management has commenced to implement a debt restructuring plan (the “Restructuring Plan”).

As an initial step, Messrs. Kevir Kang, an individual who previously loaned the Company an aggregate of $1,282,320, Ron Singh, the President and CEO of the Company, and Barry Hall, Chief Financial Officer of the Company, who previously advanced approximately $117,463 to the Company, each agreed to restructure the repayment of an aggregate of $1,664,847 (inclusive of accrued interest at 6% per annum) of cash loans and advances made to the Company. Under the terms of the Restructuring Plan, each of these creditors were issued 6% convertible secured promissory notes payable as to principal and accrued interest due on June 30, 2013 (the “New Notes”), in lieu of existing indebtedness, including the $200,000 line of credit payable on demand. The New Notes are secured as to repayment by a first priority lien on all of the Company’s assets and are convertible at any time by the holder(s) into shares of the Company’s common stock, $0.0003 par value per share (the “Common Stock”) at an initial conversion price of $0.015 per share, subject to certain anti-dilution and other adjustments.

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In addition to the issuance of the New Notes, the Company’s management is seeking to negotiate separate settlement and deferred payment arrangements with certain of its creditors holding Company Payables, including Bruce Goldstein, the former President and CEO of the Company. In some cases, the offered such creditors payment of 80% of their payables in the form of 6% Company notes payable on March 31, 2013, but subject to mandatory prepayment out of the net proceeds, if any, received by the Company in connection with any one or more future financings, to the extent of such net proceeds that are in excess of $1.5 million. The balance of such payment would be in the form of restricted shares of Company Common Stock which the Company proposes to issue at $0.015 per share.

Pursuant to private placements of Common Stock consummated in 2009 and 2010, the Company received a total of $2,963,500 in connection with the issuance and sale to 15 investors (none of whom is or was a direct or indirect officer, director or affiliate of the Company) of an aggregate of 5,686,532 shares of Common Stock at prices ranging from $0.417 to $0.833 per share. The Company issued to such investors 191,767,635 additional shares at a value of $0.015 per share on April 23, 2012.

Going Concern

The Company has sustained operating losses since its inception, continues to use cash in its operations and has negative working capital and an accumulated deficit. The accompanying financial statements have been prepared on a going concern basis of accounting, which contemplates continuity of operations, realization of assets, liabilities and commitments in the normal course of business.  The accompanying financial statements do not reflect any adjustments that might result if the Company is unable to continue as a going concern. The Company’s ability to continue as a going concern and the appropriateness of using the going concern basis is dependent upon, among other things, additional cash infusions.  Management is seeking investors which will allow the Company to pursue the development of its software and business model.  However, there can be no assurance that the Company will be able to raise sufficient capital to fully implement its business model. Should management fail to raise funds or generate sufficient revenue, the company may need to curtail its operations.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company maintains an allowance for doubtful accounts for estimated losses that may arise if any of its customers are unable to make required payments. Management specifically analyzes the age of customer balances, historical bad debt experience, customer credit-worthiness, and changes in customer payment terms when making estimates of the collectability of the Company's trade accounts receivable balances. If the Company determines that the financial conditions of any of its customers have deteriorated, whether due to customer specific or general economic issues, increases in the allowance may be made. Accounts receivable are written off when all collection attempts have failed.

Property & Equipment

Property and Equipment are stated at cost. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets for 3 to 5 years.

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Revenue Recognition

Revenue currently consists of fees for usage of our technology including set up fees and fees for one-time consulting services. Our contracts for the usage of our technology are typically usage-based or in some case on a flat fee for monthly services. Set up fees are recognized over the contract period. We recognize revenue when the service has been rendered.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Management uses its historical records and knowledge of its business in making estimates.  Accordingly, actual results could differ from those estimates.

Fair Value Measurements

The Company measures its financial assets and liabilities at fair value.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., exit price) in an orderly transaction between market participants at the measurement date.  Additionally, the Company is required to provide disclosure and categorize assets and liabilities measured at fair value into one of three different levels depending on the assumptions (i.e., inputs) used in the valuation.  Level 1 provides the most reliable measure of fair value while Level 3 generally requires significant management judgment.  Financial assets and liabilities are classified in their entirety based on the lowest level of input significant to the fair value measurement.  The fair value hierarchy is defined as follows:

•	Level 1 – quoted prices in active markets for identical assets or liabilities,
•	Level 2 – other significant observable inputs for the assets or liabilities through corroboration with market data at the measurement date,
•	Level 3 – significant unobservable inputs that reflect management’s best estimate of what market participants would use to price the assets or liabilities at the measurement date.

The following table summarizes fair value measurements by level at March 31, 2012 for assets and liabilities measured at fair value on a recurring basis:

	Level 1	Level 2	Level 3
Cash and cash equivalents	$47,324	$-	$-
Derivative liability (conversion feature and warrants)	$-	$-	$948,093

The following table summarizes fair value measurements by level at December 31, 2011 for assets and liabilities measured at fair value on a recurring basis:

	Level 1	Level 2	Level 3
Cash and cash equivalents	$8,083	$-	$-
Derivative liability (conversion feature and warrants)	$-	$-	$1,701

The following table sets forth a summary of changes in the fair value of the Company’s level 3 assets (conversion feature and warrants) for the three months ended March 31, 2012.

Level 3 Liabilities
Derivative Liability
Balance as of December 31, 2011	$1,701
Creation of Derivative	1,208,372
Changes in value of Derivative Liability	(261,980)
Balance as of March 31, 2012	$948,093

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The carrying amount of certain financial instruments, including cash and cash equivalents and accounts payable and accrued expenses, approximates fair value due to the relatively short maturity of such instruments.

The Company used the Black-Scholes option pricing model for estimating the fair value of the note conversion feature and the warrants with the following assumptions: expected life of 1.25 to 2.75 years; risk-free interest rate of 0.3% to 1.0% dividend yield of 0%; and expected volatility of 200%.

Valuation of Derivative Instruments

ASC 815-40 (formerly SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”) requires that embedded derivative instruments be bifurcated and assessed, along with free-standing derivative instruments such as warrants, on their issuance date and in accordance with ASC 815-40-15 to determine whether they should be considered a derivative liability and measured at their fair value for accounting purposes. In determining the appropriate fair value, the Company uses the Black-Scholes option pricing formula. At March 31, 2012, the Company adjusted its derivative liability to its fair value, and reflected the decrease of $261,980, which represents the gain on change in derivative.

Product Development

Product development costs are expensed as incurred.  These costs primarily include the costs associated with the research and development and testing of video and picture sharing technology.  During the three months ended March 31, 2012 and 2011, product development costs amounted to $73,301 and $1,027,674, respectively.

Concentrations

The Company has one major customer that individually exceeded 10% of total revenue. Revenue from this one major customer accounted for 74% of total revenue for the three month ended March 31, 2012. Revenue from one customer accounted for 100% of total revenue for the three months ended March 31, 2011. Two customers, one a major customer, accounted for 90% of total accounts receivable as of March 31, 2012, and one customer accounted for 100% of total accounts receivable at March 31, 2011.

Income Taxes

The Company accounts for income taxes under the liability method in accordance with FASB ASC 740-10.  Under this standard, deferred income tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates expected to be in effect for the year in which the differences are expected to reverse.  Deferred income tax assets are reduced by a valuation allowance when the Company is unable to make the determination that it is more likely than not that some portion or all of the deferred income tax asset will be realized.

Earnings (Loss) per Share

The Company utilizes FASB ASC 260.  Basic earnings per share is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Common equivalent shares are excluded from the computation if their effect is anti-dilutive.

Concentration of Risk

The Company maintains its cash at a financial institution which may, at times, exceed insured limits.

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Recently Issued or Newly Adopted Accounting Standards

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, Fair Value Measurement (“ASU 2011-04”), which amended ASC 820, Fair Value Measurements (“ASC 820”), providing a consistent definition and measurement of fair value, as well as similar disclosure requirements between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 changes certain fair value measurement principles, clarifies the application of existing fair value measurement and expands the disclosure requirements. ASU 2011-04 was effective for us beginning January 1, 2012. The adoption of ASU 2011-04 did not have a material effect on our financial statements or disclosures.

In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”). ASU 2011-05 requires the presentation of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. ASU 2011-05 was effective for us beginning January 1, 2012. The adoption of ASU 2011-05 did not have a material effect on our financial statements or disclosures.

In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment (“ASU 2011-08”), which amends the guidance in ASC 350-20, Intangibles—Goodwill and Other – Goodwill. ASU 2011-08 provides entities with the option of performing a qualitative assessment before calculating the fair value of the reporting unit when testing goodwill for impairment. If the fair value of the reporting unit is determined, based on qualitative factors, to be more likely than not less than the carrying amount of the reporting unit, the entities are required to perform a two-step goodwill impairment test. ASU 2011-08 was effective for us beginning January 1, 2012. The adoption of ASU 2011-08 did not have a material effect on our financial statements or disclosures.

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities." The amendments in this update require enhanced disclosures around financial instruments and derivative instruments that are either (1) offset in accordance with either ASC 210-20-45 or ASC 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either ASC 210-20-45 or ASC 815-10-45. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The amendments are effective during interim and annual periods beginning after December 31, 2012. The Company does not expect this guidance to have any impact on its financial position, results of operations or cash flows.

3.	PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	March 31,	December 31,
	2012	2011
Computer equipment	$41,663	$41,663
Furniture and fixtures	-	-
Leasehold Improvements	-	-
	41,663	41,663
Accumulated depreciation	(32,581)	(29,254)
Property and equipment, net	$9,082	$12,409

Depreciation expense for the three months ended March 31, 2012 and 2011 was $3,327 and $3,527, respectively.

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4.	RELATED PARTY TRANSACTIONS

Payment for Consulting Services

Certain stockholders of the Company have provided and provide general management and technology services to the Company as Chairman, CEO, CFO, CTO and Vice President Product. Amounts paid to these stockholders were in lieu of salaries and represented compensation for services rendered as executives, directors and the attorney of the Company. During the three months ended March 31, 2012 and 2011 the amounts incurred to these stockholders were $133,750 and $165,000, respectively. A balance of $283,450 remained unpaid at March 31, 2012.

Line of Credit and Restructuring Purchase Agreement

On February 23, 2012, the Company entered into a line of credit and restructuring purchase agreement (the “Agreement”) with Ron Singh the President and CEO of the Company.

Under the terms of the Agreement, Mr. Singh agreed that he or his affiliates would make available to the Company a maximum $200,000 line of credit to be funded in installments over the next four months. The amount of the advances under the line of credit would be used for working capital and to pay or reduce certain of the accounts payable and accrued expenses of the Company deemed to be critical by an executive committee of the board of directors, consisting of Mr. Singh and Barry Hall, the Chief Financial Officer.

Amounts funded under the line of credit are secured by a 6% convertible secured promissory note payable as to principal and accrued interest on June 30, 2013. The note is secured as to repayment by a first priority lien on all of the Company’s assets and are convertible at any time by the holder into shares of the Company’s common stock, $0.0003 par value per share (the “Common Stock”) at an initial conversion price of $0.015 per share, subject to certain anti-dilution and other adjustments.

5.	COMMITMENTS AND CONTINGENCIES

Lease Commitments

The company leases an office in Las Vegas, Nevada, which expires in July of 2012. Monthly rent is $1,169, however, according to the terms of the lease agreement, no rent is payable for June or July.

Legal Proceeding

On March 27, 2012, Bruce Goldstein and Universal Management, Inc. ("Universal") filed a summons and complaint against the Company in the Supreme Court of the State of New York County of New York, alleging . This suit is based on an alleged breach of contract between Mr. Goldstein and the Company. Mr. Goldstein owns Universal, through which the Company engaged Goldstein to act as a consultant and later President and CEO of the Company. Mr. Goldstein seeks damages in excess of $225,000. The Company and Mr. Goldstein are in disagreement regarding the amounts owed him for past compensation and the Company believes that only $121,759 is owed to Mr. Goldstein ($160,759 at December 31, 2011) and it has been recorded in the books and record of the Company. The Company also believes that it has substantial defense to Mr. Goldstein’s claims and intends to defend the suit vigorously.

6.	INCOME TAXES

The Company has adopted FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” codified in FASB ASC 740-10.  This interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement 109, "Accounting for Income Taxes" codified in FASB ASC 740-10, and prescribes a recognition threshold of more likely than not and a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities.  The Company is subject to examination for all years it has filed income tax returns.  The Company’s policy is to include interest and penalties related to unrecognized tax benefits within the provision for income taxes.  The Company’s review of prior year tax positions using the criteria and provisions presented in FIN 48 did not result in a material impact on the Company’s financial position or results of operations.

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At March 31, 2012, the Company has net operating loss carryforwards available for federal tax purposes, which expire from 2028 to 2031.  The amount of net operating losses which may be utilized in future years may be subject to significant annual limitations should an ownership change occur. The Company also has operating loss carryforwards available for California income tax purposes, which expire through 2031. The amounts of operating loss carryforwards are not determined. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized and such tax years are closed.

At March 31, 2012 and December 31, 2011, total deferred income tax asset consist principally of net operating loss carryforwards in amounts still to be determined.  For financial reporting purposes, a valuation allowance has been recognized in an amount equal to such deferred income tax asset due to the uncertainty surrounding its ultimate realization.

At December 31, 2011, the Company files income tax returns with the Internal Revenue Service (“IRS”).  For jurisdictions in which tax filings are made, the Company is subject to income tax examination for all fiscal years since inception. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized and such tax years are closed.   Our review of prior year tax positions using the criteria and provisions presented by the FASB did not result in a material impact on the Company’s financial position or results of operations.

7.	CONVERTIBLE NOTES DUE TO STOCKHOLDERS

On April 8, April 15 and April 20, 2010, the Company issued three separate notes of $20,000 to a stockholder. On December 30, 2010 the Company issued a note to another stockholder for $17,500.  The notes bear interest at 7% per annum and are convertible to common stock at the sole discretion of the note holder at a conversion price of $1.25 per share (pre 3-for-1 stock split of February 2011).  The notes along with accrued interest are fully due and payable one year from the date of issue. On March 29, 2012, as part of a restructuring plan, the company issued a note of $60,000 to the holder of the notes. The new note plus accrued interest of $7,178.89 is convertible to the company’s $0.0003 par value common stock at $0.01 per share subject to certain adjustment at the sole discretion of the note holder. The note matures on December 31, 2013 and does not bear interest.

During the three months ended March 31, 2011, the Company issued six separate notes totaling $277,500 to a stockholder. The notes bear interest at 7% per annum. The notes along with accrued interest are fully due and payable one year from the date of issue in either restricted shares of common stock at a price agreeable to both parties at the time of conversion or cash. On March 20, 2012, as part of a restructuring plan, the Company issued the note holder a 6% convertible secured promissory note payable as to principal and accrued interest due on June 30, 2013 The note is secured as to repayment by a first priority lien on all of the Company’s assets and are convertible at any time by the holder into shares of the Company’s common stock, $0.0003 par value per share (the “Common Stock”) at an initial conversion price of $0.015 per share, subject to certain anti-dilution and other adjustments.

During the three months ended June 30, 2011, the Company issued three separate notes totaling $550,000 to two stockholders. The notes bear interest at 7% per annum and are convertible to common stock at the sole discretion of the note holder at a conversion price of $0.06 per share.  The notes along with accrued interest are fully due and payable six months from the date of issue. The conversion feature is contingent upon the Company raising $4,000,000. The Company became in default on certain notes issued in the second quarter of 2011. One note holder elected to convert two notes totaling $100,000 to common stock in accordance with the terms of the notes. For the remaining notes, on March 20, 2012, as part of a restructuring plan, the Company issued the note holder a 6% convertible secured promissory note payable as to principal and accrued interest due on June 30, 2013 The note is secured as to repayment by a first priority lien on all of the Company’s assets and are convertible at any time by the holder into shares of the Company’s common stock, $0.0003 par value per share (the “Common Stock”) at an initial conversion price of $0.015 per share, subject to certain anti-dilution and other adjustments.

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During the three months ended September 30, 2011, the Company issued five separate notes totaling $318,500 to a stockholder. The notes bear interest at 7% per annum and are convertible to common stock at the sole discretion of the note holder at a conversion price of $0.06 per share.  The notes along with accrued interest are fully due and payable six months from the date of issue. The conversion feature is contingent upon the Company raising $4,000,000. On March 20, 2012, as part of a restructuring plan, the Company issued the note holder a 6% convertible secured promissory note payable as to principal and accrued interest due on June 30, 2013 The note is secured as to repayment by a first priority lien on all of the Company’s assets and are convertible at any time by the holder into shares of the Company’s common stock, $0.0003 par value per share (the “Common Stock”) at an initial conversion price of $0.015 per share, subject to certain anti-dilution and other adjustments.

During the three months ended December 31, 2011, the Company issued two separate notes totaling $95,000 to a stockholder. The notes bear interest at 7% per annum and are convertible to common stock at a price to be mutually agreed upon. Should the Company and the note holder not agree on a price, the note holder may, at his discretion convert the notes to common stock at the most favorable price for which the Company has sold restricted common stock since April 1, 2010.  The notes along with accrued interest are fully due and payable six months from the date of issue. The conversion feature is contingent on the Company raising $4,000,000 in debt or equity financing. On March 20, 2012, as part of a restructuring plan, the Company issued the note holder a 6% convertible secured promissory note payable as to principal and accrued interest due on June 30, 2013 The note is secured as to repayment by a first priority lien on all of the Company’s assets and are convertible at any time by the holder into shares of the Company’s common stock, $0.0003 par value per share (the “Common Stock”) at an initial conversion price of $0.015 per share, subject to certain anti-dilution and other adjustments.

On October 28, November 4, November 9, and November 16, 2011 the Company issued four separate notes totaling $65,568. These notes were convertible contingent upon raising $4.0 million. In the first quarter of 2012, these notes were amended and they are now convertible to the company’s $0.0003 par value common stock at $0.01 per share subject to certain adjustment at the sole discretion of the note holder. The notes mature on December 31, 2013 and do not bear interest.

On March 27, 2012 the Company issued a note for $35,000 in exchange for services. The note is convertible to the company’s $0.0003 par value common stock at $0.015 per share subject to certain adjustment at the sole discretion of the note holder. The note matures on December 31, 2013 and does not bear interest.

All convertible notes to stockholders mature in 2013.

8.	CONVERTIBLE PROMISSORY NOTES

On November 2, 2009, the Board of Directors of the Company authorized the issuance of convertible notes bearing simple interest at 5% which mature in 5 years, convertible on the same conditions as the next major equity financing of the Company in excess of $2.0 million (the “Notes”).  Additionally, each investor in the notes will be issued, upon conversion of the Notes, warrants in an amount of 10% of the number of shares obtained during the conversion and such warrants would be price at the price stock upon conversion.  Also, upon reorganization, consolidation or merger, the Company, at its sole discretion, may convert the principal amount of the Notes and all accrued and unpaid interest, into securities or cash, as the case may be, at a price of $1.25 per share (pre 3-for-1 stock split of February 2011).  As of March 31, 2012 and December 31, 2011 the Company had issued Notes aggregating $25,000.

9.	STOCKHOLDERS’ EQUITY

Between January 27, 2009 and June 11, 2009, the Company sold an aggregate of 993,500 shares of common stock to the Company’s largest stockholder.  Each share was sold at a price of $1.00 per share (pre 3-for-1 stock split of February 2011).  These shares were converted to Series A preferred stock on July 29, 2009.

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Between July 31, 2009 and December 16, 2009, the Company sold an aggregate of 711,200 shares of common stock in private placements with institutional and accredited investors.  Each share of common stock was priced at $1.25 per share, and as an added incentive, for every 10 shares purchased, a five-year warrant to purchase one share at a price per share of $1.25 was added.  In total, the Company issued to these investors 71,120 warrants along such terms described above (these numbers are pre 3-for-1 stock split of February 2011).

On July 20, 2010, the Company entered into another Exchange Offer Agreement with Thwapr’s five largest stockholders including the founders of the Company.  Pursuant to this agreement Thwapr issued 47,061,636 shares of Series A preferred stock in exchange for 141,184,908 shares of common stock (pre 3-for-1 stock split of February 2011) which was retired.  This preferred stock will automatically convert into common stock at a ratio of 3 (after the stock split and subsequently 6.5) shares of Common Stock for each share of preferred upon the occurrence of either of the following events:

(a)	the two year anniversary of the Offering, or

(b)	a change of control in the Company.

On February 4, 2011, the company effected a 3-for-1 forward stock split. As a result of the split the number of the Company’s issued and outstanding common stock increase to 52,335,795, from 17,445,265.

On March 24, 2011 the Board of Directors authorized the Company to offer for sale up to 100,000,000 shares of restricted common stock to raise up to $6,000,000. As of March 31, 2012, 2,558,334 shares were sold under this offering.

On January 5, 2012 the Company issued 1,000,000 registered shares of common stock to Mr. Goldstein, the Company’s CEO at that time in exchange for the forgiveness of $70,000 of accounts payable owed to Mr. Goldstein.

Preferred Stock

The Company is authorized to issue preferred stock. The board of directors has the authority to fix and determine the designations, rights, qualification, preferences, limitations and terms of the preferred stock. Each share of preferred stock issued and outstanding were convertible into 9 shares of common stock upon the occurrence of either of the following events: (1) two year anniversary of the Offering and when the Company obtain at least 10,000,000 registered users, or (2) a change in control of the Company.

On February 28, 2011 all of the preferred shareholders signed an agreement whereby they accepted a modification in the conversion ratio of the preferred to common from 9-for-1 to 6.5-for-1 in exchange for removing the restriction that such shares could not be converted until the Company obtained at least 10,000,000 active registered users. On March 24, 2011 this modification was ratified by the Board of Directors of the Company. The effect of this modification was to reduce the amount of the common shares that that would be issued upon conversion to 305,250,634.

On April 26, 2012, the board of directors of Thwapr, Inc. (the “Company”), with the consent of the holder of approximately 72% of our outstanding shares of Series A convertible preferred stock (the “Series A Preferred Stock”), amended and restated the certificate of designation of such Series A Preferred Stock (the "Designation").  Based on the amended sections,

•	until July 18, 2015, none of the shares of Series A Preferred Stock or shares of common stock into which the Series A Preferred Stock may be converted, can be sold or otherwise transferred by the holder or any of such holder’s affiliates (other than to such affiliates or immediate family members or trusts established for the benefit of such family members);

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•	each share of Series A Preferred Stock shall vote, together with our outstanding common stock, at any meeting of shareholders or on any other matter requiring shareholder consent, on the basis of one vote per share of Series A Preferred Stock; provided, that upon the filing of an amendment to the Articles of Incorporation of the Corporation permitting the board of directors to fix the number of votes to each outstanding share of Series A Preferred Stock shall be entitled to cast, each share of Series A Preferred Stock shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of each share of Series A preferred stock; and,

•	a majority of the outstanding shares of Series A preferred stock will be able to amend the Designation.

The amended and restated Designation shall be effective upon filing it with Nevada's Secretary of State, which the Company intends to do immediately.

Warrant Agreements

On March 1, 2009, the Company issued warrants to consultants to purchase 70,000 shares at $1.00 per share.

On April 15, 2009 and May 11, 2009 the Company issued warrants to consultants, vendors and advisors to purchase a total of 1,170,000 at $1.00 per share ($0.333 adjusted for the stock split).  Such warrants vest over a period of 18 months with one-third of the warrants vesting at the end of each six month period from the date of issuance.

On November 2, 2009 all of the warrants described above were converted to warrants for Series A preferred shares described in Note 1.  The shares of Series A preferred stock shall automatically convert into shares of common stock at a ratio of nine shares of common stock for each share of Series A preferred Stock upon the occurrence of either of the following events:

(a)	the three year anniversary of the Offering if the Company has obtained at least 10,000,000 active registered users, or

(b)	a change of control in the Company.

In preparation for a reverse merger into a public shell, on February 19, 2010 the Company converted all of the warrants for Series A preferred shares into warrants for 9 shares of common stock with such stock underlying the warrants being restricted from sale until the prior conditions for conversion to common from preferred are met.

In addition to the warrants described above, the Company issued more warrants to Directors and Consultants to the Company. On February 16, 2010 the Company issued 3,000,000 warrants with and exercise price of $0.42 per share to a consultant to the Company. Such warrants vest quarter over a period of three years. On March 5, 2010 the Company issued 360,000 warrants with an exercise price of $0.42 per warrant to consultants to the Company. Such warrants vest quarterly over one year. On May 19, 2010 the Company issued 7,896,000 warrants to members of the Board of Directors and consultants to the Company with an exercise price of $0.42 per warrant. Such warrants vest quarterly over three years. On November 12, 2010 the Company issued 420,000 with an exercise price of $1.78 per warrant to members of the Board of Directors. Such warrants vest quarterly over one year. On January 4, 2011, the Company issued 1,110,000 warrants with an exercise price of $0.32 per share to members of the Board of Directors. Such warrants vest quarterly over one year. All warrants issued to members of the Board of Directors were done in accordance with the Company’s Board Compensation Plan.

On September 27, 2010, the Company issued 1,666,666 shares of its convertible preferred stock to consultants to the Company in exchange for 1,047,916 of previously issued warrants to purchase the Company’s common stock issued in March 2009. The preferred shares were previously returned to the Company by the former Chairman of the Company on August 15, 2010. One-fourth of the preferred shares vested to the consultants upon issuance. The remaining three-quarters of the shares vested to the consultants quarterly over the next three quarters so long as the consultants remained associated with the Company.

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For the three months ended March 31, 2012 and 2011, compensation expense related to the issuance of these shares was $0 and $953,332, respectively.

The Company used the Black-Scholes option pricing model for estimating the fair value of the warrants with the following assumptions:

Risk Free Interest Rate:	2.01% - 2.13%
Expected Life:	5 years
Expected Volatility:	200%
Dividend Yield:	0%

The following table summarizes the changes in warrants outstanding and the related prices for the shares of the Company’s common stock issued to employees and non-employees of the Company.  These warrants were granted in lieu of cash compensation for services performed or as part of fundraising related to the sale of the Company’s common stock.

	Number of Common Shares	Average Exercise Price
Outstanding at December 31, 2011	36,176,340	$0.36
Granted	-	-
Expried/cancelled	(840,000)	0.56
Exercised	-	-
Outstanding at March 31, 2012	35,336,340	$0.36
Exercisable at March 31, 2012	34,711,339	$0.35

Awards Outstanding				Awards Exercisable
Exercise Price	Quantity	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Exercise Price	Quantity	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
$0.33	29,885,010	7.00	$0.33	$0.33	29,885,010	7.00	$0.33

$0.42	4,498,830	3.04	$0.42	$0.42	3,686,328	3.01	$0.42

$1.78	307,500	3.67	$1.78	$1.78	307,500	3.67	$1.78

$0.32	645,000	3.83	$0.32	$0.32	645,000	3.83	$0.32

 Warrants to purchase 1,890,000 share of stock at $0.33 per share have no maturity date.

Compensation expenses related to outstanding warrants for the three months ended March 31, 2012 and 2011 was $67,555 and $385,045, respectively.

Stock Option Plan

In October 2011 the Board of Directors adopted the Thwapr, Inc. Equity Incentive Plan (the “Plan”) under which up to 72,000,000 million of common stock have been reserved for issuance. As of March 31, 2012 and December 31, 2011, 20,392,500 and 36,000,000 options, respectively, to purchase stock at $0.13 per share were outstanding and 6,960,000 options were exercisable.

The following table summarizes the stock option transactions:

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TRANSATIONS IN FISCAL YEAR 2012

	Number of Common Shares	Weighted-Average Excercise Price	Weighted- Average Remaining Contractual Life
Outstanding at December 31, 2011	36,000,000	$0.13	4.81
Granted	-	-	-
Expried/cancelled	(15,637,500)	0.13	4.56
Exercised	-	-	-
Outstanding at March 31, 2012	20,362,500	$0.13	4.56
Exercisable at March 31, 2012	6,930,000	$0.13	4.56

For the trhee months ended March 31, 2012 and 2011, compensation expense related to the issuance of these shares was $463,665 and $0, respectively. The Company used the Black-Scholes option pricing model for estimating the fair value of the warrants with the following assumptions:

Risk Free Interest Rate:	0.91% - 1.04%
Expected Life:	3 – 3.5 years
Expected Volatility:	200%
Dividend Yield:	0%

10.	SUBSEQUENT EVENTS

Restructuring Plan

Pursuant to private placements of Common Stock consummated in 2009 and 2010, the Company received a total of $2,963,500 in connection with the issuance and sale to 15 investors (none of whom is or was a direct or indirect officer, director or affiliate of the Company) of an aggregate of 5,686,532 shares of Common Stock at prices ranging from $0.417 to $0.833 per share. On April 23, 2012 the Company issued to such investors additional shares at a value of $0.015 per share in the second quarter of 2012. The Company intends to issue as many as 191,880,135 additional shares of Common Stock to such investors.

Preferred Stock

On April 26, 2012, the board of directors of Thwapr, Inc. (the “Company”), with the consent of the holder of approximately 72% of our outstanding shares of Series A convertible preferred stock (the “Series A Preferred Stock”), amended and restated the certificate of designation of such Series A Preferred Stock (the "Designation").  Based on the amended sections,

•	until July 18, 2015, none of the shares of Series A Preferred Stock or shares of common stock into which the Series A Preferred Stock may be converted, can be sold or otherwise transferred by the holder or any of such holder’s affiliates (other than to such affiliates or immediate family members or trusts established for the benefit of such family members);

•	each share of Series A Preferred Stock shall vote, together with our outstanding common stock, at any meeting of shareholders or on any other matter requiring shareholder consent, on the basis of one vote per share of Series A Preferred Stock; provided, that upon the filing of an amendment to the Articles of Incorporation of the Corporation permitting the board of directors to fix the number of votes to each outstanding share of Series A Preferred Stock shall be entitled to cast, each share of Series A Preferred Stock shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of each share of Series A preferred stock; and,

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•	a majority of the outstanding shares of Series A preferred stock will be able to amend the Designation.

The amended and restated Designation shall be effective upon filing it with Nevada's Secretary of State, which the Company intends to do immediately.

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Management’s Discussion and Analysis

The following discussion should be read in conjunction with the information contained in our financial statements and the notes thereto, which form an integral part of the financial statements, which are attached hereto.

The financial statements mentioned above have been prepared in conformity with accounting principles generally accepted in the United States of America and are stated in United States dollars.

The disclosure below includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words such as: believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements, which apply only as of the date this information was first written in the relative periodic report. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or our predictions.

Overview

Thwapr, Inc. (“Thwapr,” the “Company,” “we,” “us,” or “our”) is a technology company that develops systems, applications and software that allow users and brands to share pictures and video to mobile phone users regardless of device, platform or carrier. Our technology and products enable users to easily capture and share pictures and videos on their phones with other mobile and desktop users and into social networks. We have not generated any revenue to date. However, we plan to derive revenues from banner and video advertising on our mobile and desktop websites and from mobile media messaging fees from brand sponsors and to sell premium services to users and brands via subscriptions and other fees.

 Background and Corporate History

We were formed as Seaospa, Inc. in Nevada on December 2, 2007 for the purpose of being engaged in the marketing of skin care, hair care and body treatment products. We did not have operations prior to the share exchange agreement described below.

On March 29, 2010, we closed a voluntary share exchange transaction (the Exchange Transaction”) with Thwapr, Inc., a Delaware corporation (Thwapr DE”), pursuant to a Share Exchange Agreement by and among us, certain of our significant stockholders, Thwapr DE and the stockholders of Thwapr DE (the Thwapr DE Stockholders”), and we conducted a 3-for-1 forward stock split of all of our outstanding and authorized shares of common stock (the Stock Split”). As a result of the Exchange Transaction, the Thwapr DE Stockholders acquired approximately 90% of our issued and outstanding common stock, Thwapr DE became our wholly-owned subsidiary, and we acquired the business and operations of Thwapr DE.

 At the closing of the Exchange Transaction, we issued 142,676,508 shares of our common stock and warrants to acquire 12,181,363 shares of our common stock to the Thwapr DE Stockholders in exchange for 100% of the issued and outstanding capital stock of Thwapr DE. Immediately prior to the Exchange Transaction, we had 14,609,754 shares of common stock issued and outstanding, subsequent to the Stock Split. Immediately after the Exchange Transaction, we had 157,286,262 shares of common stock issued and outstanding, of which 141,562,908 cannot be sold or traded (i) until June 9, 2012, if we have 10,000,000 registered users on such date, or (ii) upon a change of control. Additionally, of the warrants outstanding, 10,950,003 shares of the underlying securities cannot be sold or traded (i) until June 9, 2012, if we have 10,000,000 registered users on such date, or (ii) upon a change of control.

 On April 21, 2010, we changed our name to Thwapr, Inc.” from Seaospa, Inc.” by amending our Articles of Incorporation and merging our wholly-owned subsidiary, Thwapr DE into us, with us surviving.

 We recently launched our service but we do not anticipate generating any meaningful revenues until such time that a significant number of users and brands have signed up for and are using our service. During the remainder of 2012, we expect to continue to enhance our service offering with an emphasis on allowing brands and content providers to use Thwapr to promulgate rich media to their customers. During the first fiscal quarter of 2012 we actively marketed and sold our product offering to our target market in order to generate revenues

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CRITICAL ACCOUNTING POLICIES

Our discussion and analysis of our financial condition and results of operations, including the discussion on liquidity and capital resources, are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, we re-evaluate our estimates and judgments. We believe certain critical accounting policies affect our more significant judgments and estimates used in the preparation of our financial statements. A description of our significant accounting policies is set forth in the notes to our audited financial statements for the year ended December 31, 2011, which are included elsewhere in this Information Statement. As of, and for the three months ended March 31, 2012, there have been no material changes or updates to our critical accounting policies.

Accounting Pronouncements Recently Adopted

Recently Issued or Newly Adopted Accounting Standards

In May 2011, the Financial Accounting Standards Board (FASB”) issued ASU 2011-04, Fair Value Measurement (ASU 2011-04”), which amended ASC 820, Fair Value Measurements (ASC 820”), providing a consistent definition and measurement of fair value, as well as similar disclosure requirements between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 changes certain fair value measurement principles, clarifies the application of existing fair value measurement and expands the disclosure requirements. ASU 2011-04 will be effective for us beginning January 1, 2012. The adoption of ASU 2011-04 is not expected to have a material effect on our consolidated financial statements or disclosures.

In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income (ASU 2011-05”). ASU 2011-05 requires the presentation of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. ASU 2011-05 will be effective for us beginning January 1, 2012. The adoption of ASU 2011-05 is not expected to have a material effect on our consolidated financial statements or disclosures.

In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment (ASU 2011-08”), which amends the guidance in ASC 350-20, Intangibles-Goodwill and Other - Goodwill . ASU 2011-08 provides entities with the option of performing a qualitative assessment before calculating the fair value of the reporting unit when testing goodwill for impairment. If the fair value of the reporting unit is determined, based on qualitative factors, to be more likely than not less than the carrying amount of the reporting unit, the entities are required to perform a two-step goodwill impairment test. ASU 2011-08 will be effective for us beginning January 1, 2012. The adoption of ASU 2011-08 is not expected to have a material effect on our consolidated financial statements or disclosures.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The amendments in this update require enhanced disclosures around financial instruments and derivative instruments that are either (1) offset in accordance with either ASC 210-20-45 or ASC 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either ASC 210-20-45 or ASC 815-10-45. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The amendments are effective during interim and annual periods beginning after December 31, 2012. The Company does not expect this guidance to have any impact on its consolidated financial position, results of operations or cash flows.

Results of Operations

Comparison of Year Ended December 31, 2011 as compared to 2010

Revenues, Cost of Revenues and Gross Loss

Revenues for the year ended December 31, 2011 were $33,338 compared to $4,492 in 2010 when the Company had one only begun conducting revenue generating activities at the end of the year. Revenues in 2011 and 2010 resulted from contracts with five and two customers, respectively.

Cost of Revenues for the year end December 31, 2011 were $197,838 compared to $16,271 in 2010. Cost of revenues are primarily fixed costs related to the hosting, transcoding and delivery of video to mobile phones as well as the Company’s proprietary short code used in text messaging users of our service. As the Company introduced its service the amount of fixed costs increased in order to accommodate a planned expansion in customers.

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As a result of the above the Company had a gross loss of $164,500 and $11,779 on its revenues for the years ended December 31 2011 and 2010, respectively.

Product Development Expenses

Product Development Expenses for the year ended December 31, 2011 decreased by 70.9% from $6,813.126 for the same period in 2010 to $1,983,024 in 2011. The decrease was mainly due to a reductions non-cash compensation expenses related to warrants issued to independent contractors, a reduction in fees paid to independent contractors as development activities slowed and a reduction in development supplies as a result of a shift of those expenses to Cost of Revenues.

General and Administrative Expense

General and Administrative Expenses for the year ended December 31, 2011 decrease by 32.4% from $5,840,382 for the same period in 2010 to $3,950,966 in 2011. The primary reasons for the decrease were decreases of in non-cash compensation expenses professional fees for legal fees and marketing consulting. The decrease was partially offset by an increase in rent expense and insurance expense.

Loss from Operations

As a result of the foregoing factors we had a loss from operations of $6,098,490 for the year ended December 31, 2011, compared to an operating loss of $12,665,287 for the same period in 2010.

Net Loss

Net loss for the year ended December 31, 2011 was $6,201,796, an decrease of $6,479,981, or 51.1% from $12,681,777 for the same period in 2010. This decrease in net loss was primarily attributable to the decrease in the operating expenses described above. Also included in the loss for the year ended December 31, 2011 interest expense of $172,912 primarily attributable to a charge related to the conversion of notes payable to common stock and also for interest accrued on notes payable. This was partially offset by a change related to the change in derivative liability of $28,904 and other income of $43,198 related to forgiveness of debt.

LIQUIDITY AND CAPITAL RESOURCES

As of December 31, 2011, we had cash and cash equivalents of $8,083 and current liabilities of $2,147,337. Our cash needs are primarily for working capital to support our operations and develop our technology, products and services. We presently finance our operations through the private placement of equity and debt securities. As of the date of this report we do not have sufficient capital in order to launch our products and services, grow our customer base, increase revenue and expand our operations. As we have in the past, we rely on obtaining ongoing investments to maintain our business. We will consider debt or equity offerings or institutional borrowing as potential means of financing, however, there are no assurances that we will be successful or that we will obtain terms that are favorable to us.

On March 23, 2012 the Company announced a restructuring plan as part of the Company’s efforts to achieve liquidity, avoid defaults under indebtedness that was due and payable, and satisfy approximately $740,000 of additional debt, accounts payable and accrued expense obligations owed to certain consultants, employees and vendors (the Payables “), in addition to seeking to raise additional working capital, the Company’s management has commenced to implement a debt restructuring plan (the Restructuring Plan”).

As an initial step, Messrs. Kevir Kang, an individual who previously loaned the Company an aggregate of $1,282,320, Ron Singh, the President and CEO of the Company, and Barry Hall, Chief Financial Officer of the Company, who previously advanced approximately $117,463 to the Company, each agreed to restructure the repayment of an aggregate of $1,664,847 (inclusive of accrued interest at 6% per annum) of cash loans and advances made to the Company. Under the terms of the Restructuring Plan, each of these creditors were issued 6% convertible secured promissory notes payable as to principal and accrued interest on June 30, 2013 (the “New Notes”), in lieu of existing indebtedness, including the $200,000 line of credit payable on demand. The New Notes are secured as to repayment by a first priority lien on all of the Company’s assets and are convertible at any time by the holder(s) into shares of the Company’s common stock, $0.0003 par value per share (the Common Stock”) at an initial conversion price of $0.015 per share, subject to certain anti-dilution and other adjustments.

In addition to the issuance of the New Notes, the Company’s management is seeking to negotiate separate settlement and deferred payment arrangements with certain of its creditors holding Company Payables, including Bruce Goldstein, the former President and CEO of the Company. In some cases, the Company intends to offer such creditors payment of 80% of their payables in the form of 6% Company notes payable on March 31, 2013, but subject to mandatory prepayment out of the net proceeds, if any, received by the Company in connection with any one or more future financings, to the extent of such net proceeds that are in excess of $1.5 million. The balance of such payment would be in the form of restricted shares of Company Common Stock which the Company proposes to issue at $0.015 per share.

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Net cash used in operating activities for the year ended December 31, 2011 was $1,350,474 compared with net cash used in operating activities of $2,093,938 for the same period in 2010. Net cash used in operating activities for year ended December 31, 2011 was mainly due to net loss of $6,201,795, partially offset by non-cash expenses that did not affect cash flows of $4,292,088. Net cash used in operating activities for year ended December 31, 2010 was mainly due to net loss of $12,681,777, partially offset by non-cash expenses that did not affect cash flows of $10,219,941.

Net cash used in investing activities was $3,848 for year ended December 31, 2011, compared with $11,205 used in investing activities for the same period in 2010. Cash was used in investing activities in 2011 to purchase property, equipment.

 Net cash provided by financing activities was $1,356,768 for the year ended December 31, 2011, compared with $2,086,960 net cash provided by financing activities for the same period in 2010. Cash provided by financing activities during the year ended December 31, 2011 and 2010 resulted from proceeds from sales of our common stock and issuance of convertible notes.

FINANCING ACTIVITIES

During the year ended December 31, 2011 the Company sold unregistered common stock totaling $50,200. In each instance the sales price reflected the fair market value of the stock on the date of sale. We issued the shares in reliance on Section 506 of Regulation D and/or Regulation S of the Securities Act, and comparable exemptions for sales to “accredited” investors under state securities laws.  We used the net proceeds from these sales of common stock for general corporate purposes.

During the three months ended March 31, 2011, the Company issued six separate notes totaling $277,500 to a stockholder. The notes bear interest at 7% per annum. The notes along with accrued interest are fully due and payable one year from the date of issue in either restricted shares of common stock at a price agreeable to both parties at the time of conversion or cash.

During the three months ended June 30, 2011, the Company issued three separate notes totaling $650,000 to two stockholders. The notes bear interest at 7% per annum and are convertible to common stock at the sole discretion of the note holder at a conversion price of $0.06 per share.  The notes along with accrued interest are fully due and payable six months from the date of issue. The conversion feature is contingent upon the Company raising $4,000,000. The Company became in default on certain notes issued in the second quarter of 2011. One note holder elected to convert two notes totaling $100,000 to common stock in accordance with the terms of the notes.

During the three months ended September 30, 2011, the Company issued five separate notes totaling $268,500 to a stockholder. The notes bear interest at 7% per annum and are convertible to common stock at the sole discretion of the note holder at a conversion price of $0.06 per share.  The notes along with accrued interest are fully due and payable six months from the date of issue. The conversion feature is contingent upon the Company raising $4,000,000.

During the three months ended December 31, 2011, the Company issued two separate notes totaling $91,000 to a stockholder. The notes bear interest at 7% per annum and are convertible to common stock at a price to be mutually agreed upon. Should the Company and the note holder not agree on a price, the note holder my, at his discretion convert the notes to common stock at the most favorable price for which the Company has sold restricted common stock since April 1, 2010.  The notes along with accrued interest are fully due and payable six months from the date of issue. The conversion feature is contingent on the Company raising $4,000,000 in debt or equity financing.

On October 28, November 4, November 9, and November 16, 2011 the Company issued four separate notes totaling $65,568. These notes were convertible contingent upon raising $4.0 million. Subsequent to December 31, 2011, these notes have been amended and they are convertible to the company’s $.0003 par value common stock at $0.01 per share subject to certain adjustment at the sole discretion of the note holder. The notes mature on December 31, 2012 and do not bear interest.

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OFF-BALANCE SHEET ARRANGEMENTS

We have not entered into any other financial guarantees or other commitments to guarantee the payment obligations of any third parties. We have not entered into any derivative contracts that are indexed to our shares and classified as shareholder’s equity or that are not reflected in our consolidated financial statements. Furthermore, we do not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity. We do not have any variable interest in any unconsolidated entity that provides financing, liquidity, market risk or credit support to us or engages in leasing, hedging or research and development services with us.

Comparison of Three Month Periods Ended March 31, 2012 and March 31, 2011

The following discussion of the financial condition, results of operations, cash flows and changes in our financial position should be read in conjunction with our audited financial statements and notes thereto for the fiscal year ended December 31, 2011, included elsewhere in this Information Statement.

The following table sets forth the results of our operations for the periods indicated:

	Three months ended March 31,
	2012	2011
Sales	$16,975	$508
Gross loss	(23,073)	(47,469)
Operating expenses:
Product Development	73,301	1,027,674
General and Administrative	812,215	1,335,156

Loss from operations	(908,589)	(2,410,299)
Net loss	$(695,277)	$(2,409,394)

Sales and Gross Loss

Sales for the three months ended March 31, 2012 and 2011 were $16,975 and $508, respectively. Sales increased in the three months ended March 31, 2012 by $16,467 as the result of the addition of three new customers in the fourth quarter of 2011. Gross loss for the three months ended March 31, 2012 was $23,073 versus a gross loss of $47,469 in the same quarter in 2011 as a result of higher revenue and lower cost of sales. The decrease in cost of sales was the result of lower messaging transcoding fees partially offset by higher equipment rental costs.

Product Development Expenses

Product Development Expenses for the three months ended March 31, 2012 decreased 92.9% from $1,027,674 for the same period in 2011 to $73,301 in 2012. The increase was mainly due to a decrease non-cash compensation expense and a decrease in the amounts paid to independent contractors.

General and Administrative Expense

General and Administrative expenses for the three months ended March 31, 2012 decreased by 39.2% from $1,335,156 for the same period in 2011 to $812,215 in 2012. The primary reasons for the decrease were decreases in non-cash compensation expense, rent expense and telecom expense. Non-cash compensation expense related to general and administrative expense for the three months ended March 31, 2012 and 2011 was $535,127 and $1,084,370, respectively. This decrease was partially offset by an increase in executive compensation expense as a result of amounts accrued for severance payments and also Website development expenses.

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Taxes for the three months ended March 31, 2012 and 2011amounted to $0 and $0, respectively.

Loss from Operations

We had a loss from operation of $908,589 for the three months ended March 31, 2012, compared to an operating loss of $2,410,299 for three months ended March 31, 2011.

Net Loss

Net loss for the three months ended March 31, 2012 was $695,277, a decrease of $1,714,117, or 71.1% from $2,409,394 for the same period in 2011. This decrease in net loss was primarily attributable to the decreases in operating expenses and gross loss described above. Also, contributing to the decrease was an increase of $261,980 for the three months ended March 31, 2012 related to the change in derivative liability compared to a decrease of $5,598 for the same period in 2011. This was partially offset by an increase in interest expense of $43,975 from $4,693 for the three months ended March 31, 2011 to $48,668 for the same period in 2012.

Liquidity and Capital Resources

As of March 31, 2012, we had cash and cash equivalents of $47,324 and current liabilities of $830,491. Our cash needs are primarily for working capital to support our operations and develop our technology, products and services. We presently finance our operations through the private placement of equity and debt securities. As of the date of this report we do not have sufficient cash to launch our products and services, grow our customer base, increase revenue and expand our operations. As we have in the past, we rely on obtaining ongoing investments to maintain our business. We will consider debt or equity offerings or institutional borrowing as potential means of financing, however, there are no assurances that we will be successful or that we will obtain terms that are favorable to us.

On March 23, 2012, we announced a restructuring plan as part of our efforts to achieve liquidity, avoid defaults under indebtedness that was due and payable, and satisfy approximately $740,000 of additional debt, accounts payable and accrued expense obligations owed to certain consultants, employees and vendors (the Payables “), in addition to seeking to raise additional working capital, our management has commenced to implement a debt restructuring plan (the Restructuring Plan “).

As an initial step, Messrs. Kevir Kang, an individual who previously loaned the Company an aggregate of $1,282,320, Ron Singh, the President and CEO of the Company, and Barry Hall, Chief Financial Officer of the Company, who previously advanced approximately $117,463 to the Company, each agreed to restructure the repayment of an aggregate of $1,664,847 (inclusive of accrued interest at 6% per annum) of cash loans and advances made to the Company. Under the terms of the Restructuring Plan, each of these creditors were issued 6% convertible secured promissory notes payable as to principal and accrued interest on June 30, 2013 (the New Notes “), in lieu of existing indebtedness, including the $200,000 line of credit payable on demand. As of March 31, 2012 $125,000 has been drawn against the line of credit. The New Notes are secured as to repayment by a first priority lien on all of the Company’s assets and are convertible at any time by the holder(s) into shares of the Company’s common stock, $0.0003 par value per share (the Common Stock”) at an initial conversion price of $0.015 per share, subject to certain anti-dilution and other adjustments.

In addition to the issuance of the New Notes, the Company’s management is seeking to negotiate separate settlement and deferred payment arrangements with certain of its creditors holding Company Payables, including Bruce Goldstein, the former President and CEO of the Company. In some cases, the offered such creditors payment of 80% of their payables in the form of 6% Company notes payable on March 31, 2013, but subject to mandatory prepayment out of the net proceeds, if any, received by the Company in connection with any one or more future financings, to the extent of such net proceeds that are in excess of $1.5 million. The balance of such payment would be in the form of restricted shares of Company Common Stock which the Company proposes to issue at $0.015 per share.

Pursuant to private placements of Common Stock consummated in 2009 and 2010, the Company received a total of $2,963,500 in connection with the issuance and sale to 15 investors (none of whom is or was a direct or indirect officer, director or affiliate of the Company) of an aggregate of 5,686,532 shares of Common Stock at prices ranging from $0.417 to $0.833 per share. The Company issued to such investors 191,767,635 additional shares at a value of $0.015 per share on April 23, 2012.

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Net cash used in operating activities for the year ended March 31, 2012 was $85,760 compared with net cash used in operating activities of $292,766 for the same period in 2011. Net cash used in operating activities for year three months ended March 31, 2012 was mainly due to net loss of $695,278 and conversion of secured convertible notes to stockholder to long-term secured convertible notes to stockholders of $1,208,372, partially offset by non-cash expenses that did not affect cash flows of $1,525,927. Net cash used in operating activities for the three months ended March 31, 2011 was primarily due to net loss of $2,409,394 partially offset by non-cash items not affecting cash flows of $1,950,215, an increase of $144,795 in amounts payable to shareholders and an increase of $26,728 of accrued liabilities.

Net cash provided by financing activities was $125,000 for the three months ended March 31, 2012 as a result of funds drawn against a $200,000 credit line, compare to financing activities of $327,700 for the three months ended March 31, 2011 resulting from the proceeds from sales of our common stock and from the issuance of notes to stockholders.

Off-Balance Sheet Arrangements

We have not entered into any other financial guarantees or other commitments to guarantee the payment obligations of any third parties. We have not entered into any derivative contracts that are indexed to our shares and classified as shareholder’s equity or that are not reflected in our consolidated financial statements. Furthermore, we do not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity. We do not have any variable interest in any unconsolidated entity that provides financing, liquidity, market risk or credit support to us or engages in leasing, hedging or research and development services with us.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTINGS ON ACCOUNTING AND FINANCIAL MATTERS.

None.

By Order of the Board of Directors

/s/ Ron Singh
Ron Singh President and Chief Executive Officer and Dated: June 19, 2012

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APPENDIX A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

–Remit in Duplicate–

1. Name of corporation: THWAPR, INC.

2. The articles have been amended as follows (provide article numbers, if available):

Article 3. Capital Stock

The aggregate number of shares that the Corporation will have authority to issue is 550,000,000, of which Five Hundred Million (500,000,000) shall be common stock (“Common Stock”), with a par value of $0.0003 per share, and Fifty Million (50,000,000) shares will be preferred stock, with a par value of $0.0001 per share (“Preferred Stock”), 47,061,636 of which are designated as Series A Preferred Stock.

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

a)	The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;
b)	Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;
c)	The amount payable upon shares in the event of voluntary or involuntary liquidation;
d)	Sinking fund or other provisions, if any, for the redemption or purchase of shares;
e)	The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;
f)	Voting powers, if any, shall be determined and fixed by the Board of Directors and set forth in the designation for the related class or series;
g)	Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the event of liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior or the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared0 to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 55%*

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4. Effective date of filing (optional): [ ], 2012.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 19th day of June, 2012.

By:	/s/ Ron Singh
Authorized Officer Name: Ron Singh Title: President and CEO

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

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